================================================================================
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for use of the Commission only (as permitted by
      Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Materials Pursuant to Exchange Act Rule 14a-11(c) or Rule 14a-12


                               MET-PRO CORPORATION
--------------------------------------------------------------------------------
                (Name of registrant as specified in its charter)


Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------


/ / Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

================================================================================

                               [GRAPHIC OMITTED]

               160 Cassell Road, Harleysville, Pennsylvania 19438



                            NOTICE OF ANNUAL MEETING

                                 OF STOCKHOLDERS

                           To Be Held On June 11, 2003



To the Stockholders of
                              MET-PRO CORPORATION:

        Notice is hereby given that the Annual Meeting of Stockholders of MET-PRO CORPORATION, a Delaware corporation (the "Company"), will be held at the Best Western Inn at Towamencin, Sumneytown Pike, Kulpsville, Pennsylvania, on June 11, 2003, at the hour of 9:30 a.m. for the following purposes:

        1. To elect two Directors to serve until the 2006 Annual Meeting of Stockholders.

        2. To approve a proposal to change the Company's state of incorporation from Delaware to Pennsylvania.

        3. To approve a proposal to include Pennsylvania's "anti-greenmail" disgorgement provisions in the Company's Articles of Incorporation, if the proposal to change the Company's state of incorporation to Pennsylvania is approved.

        4. To ratify the selection of Margolis & Company P.C. as independent certified public accountants for the Company's fiscal year ending January 31, 2004.

        5. To transact such other business as may properly come before the meeting.

        Only stockholders of record at the close of business on April 18, 2003, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, said meeting.



                                                            Gary J. Morgan
                                                            Secretary


Harleysville, Pennsylvania
May 9, 2003




        Whether or not you plan to attend the meeting, please sign and date the enclosed proxy, which is solicited by the Board of Directors of the Company, and return it to the Company. The proxy may be revoked at any time before it is voted, and stockholders executing proxies may attend the meeting and vote there in person, should they so desire.

                              MET-PRO CORPORATION
               160 Cassell Road, Harleysville, Pennsylvania 19438


                                PROXY STATEMENT

        The Board of Directors of Met-Pro Corporation (the "Company" or "Met-Pro") presents this proxy statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on June 11, 2003.

        All proxies  duly  executed  and  received  will be voted on all matters presented at the meeting in accordance with the specifications made in such proxies. If the Met-Pro shares that you own are registered in the name of your broker ("street name"), your broker, in the absence of specific instructions from you on the proxy card, will vote your shares in favor of the named nominees to the Company's Board of Directors and the ratification of the selection of Margolis & Company P.C. as independent certified public accountants. However, if you do not specifically indicate on the proxy card that you vote in favor of the approval of the change of the Company's state of incorporation from Delaware to Pennsylvania or in favor of the inclusion of Pennsylvania's "anti-greenmail" disgorgement provisions in the Articles of Incorporation of the Company if the reincorporation in Pennsylvania is approved, your broker will not be permitted to vote on these proposals, which will have the effect of being a vote against the reincorporation proposal but will not affect the vote as to the "anti-greenmail" proposal. If your Met-Pro shares are registered directly in your name, in the absence of your specific vote on the proxy card, your shares will be voted in favor of the named nominees to the Company's Board of Directors and in favor of all of the proposals.

        Management does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for a substitute or alternate nominee. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment. The proxy may be revoked at any time before being voted by written notice to such effect received by the Company, 160 Cassell Road, Harleysville, Pennsylvania 19438, attention:
President, prior to exercise of the proxy, by delivery of a later proxy or by a vote cast in person at the meeting. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mail.

        The total number of shares of Common Stock of the Company outstanding as of April 18, 2003 was 6,216,369. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one noncumulative vote. Only stockholders of record as of the close of business on April 18, 2003 will be entitled to vote. Directors are elected by a plurality of the votes cast. Shares represented by proxies that are marked "withhold authority" with respect to the election of one or more nominees as Directors are deemed not to have been cast, and will have no effect upon the vote as to the election of Directors.

        In order to be approved, the proposal to change the Company's state of incorporation from Delaware to Pennsylvania must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company. An abstention on this proposal, or, if your shares are registered in the name of your broker, a failure to specifically indicate on the proxy card your vote in favor of this proposal, will have the effect of a vote against the proposed reincorporation.

        The Company is providing stockholders with a separate vote on the proposal to include the "anti-greenmail" disgorgement provisions in the Pennsylvania Articles of Incorporation, and insofar as the inclusion of these provisions is contingent upon stockholder approval of the reincorporation in Pennsylvania, the Company considers the proposal to include Pennsylvania's "anti-greenmail" provisions in the Articles to be in the nature of an amendment to the Pennsylvania Articles. Under Pennsylvania law, such an amendment requires the affirmative vote of a majority of the votes cast for approval, which is also the requirement for approval of the ratification of the selection of Margolis & Company P.C. as independent certified public accountants. Abstentions as to either of these proposals will have no effect upon the vote.

        A list of stockholders entitled to vote at the meeting will be available at the Company's offices, 160 Cassell Road, Harleysville, Pennsylvania 19438, for a period of ten days prior to the meeting for examination by any stockholder.

        These proxy materials were first mailed to stockholders of the Company on or about May 9, 2003.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

        The Company's Restated Certificate of Incorporation, as amended, provides for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. At the meeting, two Directors, Alan Lawley and Gary J. Morgan, whose terms of office expire with this meeting, will be nominated for re-election for terms that expire at the 2006 Annual Meeting. Information regarding the Board's two nominees is set forth on page 2. Information regarding the Directors whose terms do not expire with the 2003 Annual Meeting is also set forth on pages 2 and 3.

        Unless otherwise indicated in valid proxies received pursuant to this solicitation, such proxies will be voted for the election of the persons listed below as nominees for the terms set forth below. Management has no reason to believe that the nominees will not be available or will not serve if elected. These proxies may not be voted for more than two persons. If either Messrs. Lawley or Morgan should become unavailable to serve as a Director, full discretion is reserved to the persons named as proxies to vote for such other person as may be nominated.

        The following sets forth certain information as to the nominees for election as Directors and for each other person whose term of office as a Director will continue after this Annual Meeting of Stockholders:


                                                                                                                     FIRST YEAR
                                                                                                                     OF SERVICE
                                                                                                                        AS A
NAME                    AGE                       PRINCIPAL OCCUPATION                                                DIRECTOR

                                 NOMINEES FOR TERMS TO EXPIRE IN 2006

Alan Lawley              69    Dr.  Lawley is the Grosvenor  Professor of  Metallurgy in the  Department of             1990
                               Materials Engineering at Drexel University,  Philadelphia,  Pennsylvania. He
                               is a member of the  National  Academy  of  Engineering,  a Fellow of ASM and
                               APMI International,  a former President of the Metallurgical  Society (1982)
                               and of AIME (1987), and is  Editor-in-Chief of the International  Journal of
                               Powder  Metallurgy.  He is an expert in physical and mechanical  metallurgy, powder metallurgy,  composite materials,  and materials  engineering design.
                               He has consulted,  lectured and published in these areas.  Dr. Lawley served as the Chairman of the  Company's  Compensation  and Stock Option  Committee
                               during the last year, and also serves on the Company's Audit Committee.


Gary J. Morgan           48    Mr.  Morgan has been the Vice  President-Finance,  Secretary,  Treasurer and             1998
                               Chief  Financial  Officer  of  the  Company  since  October  1997.  He  is a
                               Certified Public  Accountant.  Immediately prior to October 1997, Mr. Morgan was the  Corporate  Controller  of the Company.  He has been employed by the
                               Company since 1980.

                      The Board of Directors recommends a vote FOR the election of the above nominees as Directors.


                                                 DIRECTORS WHOSE TERMS EXPIRE IN 2005

Michael J. Morris        68     Mr.  Morris is the retired  President  and Chief  Executive  Officer of both            1999
                                Transport  International  Pool (TIP) and GE  Modular  Buildings  (GEM).  Mr.
                                Morris is a member of the Board of Managers of  Beneficial  Savings Bank and
                                a Director of  Philadelphia  Consolidated  Holding  Corporation.  Mr. Morris
                                served as the  Chairman  of the Audit  Committee  during the last year,  and also serves on the Company's Compensation and Stock Option Committee.

Jeffrey H. Nicholas      49     Mr.  Nicholas is a partner and a member of the  Executive  Committee  of the            1998
                                Philadelphia  law firm of Fox Rothschild LLP. Mr. Nicholas has practiced law since 1982.  His practice areas include  securities  and corporate  finance, general  corporate  and  commercial  law  matters.  He  has  served  as  the
                                Company's Chief Counsel for more than five years.


                                                                                                                     FIRST YEAR
                                                                                                                     OF SERVICE
                                                                                                                        AS A
NAME                    AGE                       PRINCIPAL OCCUPATION                                                DIRECTOR

                                                 DIRECTORS WHOSE TERMS EXPIRE IN 2004

William L. Kacin         71    Mr.  Kacin has been the  Chairman of the Board of  Directors  of the Company             1993
                               since June 1999.  Mr.  Kacin  served as the  President  and Chief  Executive
                               Officer of the  Company  from  February  1993  until  March  2003.  Prior to
                               February  1993, he was Vice  President and General  Manager of the Company's
                               Sethco Division for seventeen years.

Nicholas DeBenedictis    57    Mr.  DeBenedictis  is Chairman of the Board,  President and Chief  Executive             1997
                               Officer of  Philadelphia  Suburban  Corporation and Chairman of the Board of
                               Philadelphia  Suburban  Water  Company,  positions that he has held for more than five years.  Mr.  DeBenedictis  is also a Director  of P.H.  Glatfelter
                               Company and Exelon Corporation as well as a member of the Board  of Trustees of  Drexel  University.  Mr.  DeBenedictis  serves  on the  Company's  Audit
                               Committee and the Company's Compensation and Stock Option Committee.

Raymond J. De Hont       49    Mr. De Hont was  appointed  the  Company's  President  and  Chief  Executive             2003
                               Officer  effective  March 1, 2003. In February  2003, the Board of Directors
                               appointed  Mr. De Hont a Director of the Company. Mr. De Hont's term expires at the 2004 Annual Meeting of Stockholders. From June 2000 until March 2003,
                               Mr. De Hont  was the Chief  Operating Officer of  the Company, and from June
                               1995 through  June 2000,  was Vice  President and  General  Manager  of  the
                               Company's Fybroc Division. In addition, for the period October 1999  to June
                               2000 Mr.  De Hont  also assumed the  responsibilities of General Manager for the Company's Dean Pump Division.


                       BOARD AND BOARD COMMITTEE MEETINGS

        The Board of Directors of the Company held seven meetings during the fiscal year ended January 31, 2003.

        The Audit Committee of the Board of Directors is composed of Mr. Morris, Chairman, Dr. Lawley and Mr. DeBenedictis. The Board of Directors of Met-Pro has determined that each of the members of the Audit Committee is independent of management of Met-Pro and is free of any relationship that would interfere with his exercise of independent judgment as a committee member. The Audit Committee met four times during fiscal year 2003, with two of such meetings being by telephonic conference call.

        The focus of the Audit Committee is upon: (i) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; (ii) the independence and performance of the Company's independent auditors; and (iii) the Company's compliance with designated legal and regulatory requirements. Further information regarding the functions of the Audit Committee are set forth in the "Report of the Audit Committee" below and "Audit Committee Charter" which is included as Appendix A to this Proxy Statement.

        The Compensation and Stock Option Committee of the Board, composed of Dr. Lawley, Chairman, Mr. Morris and Mr. DeBenedictis, reviews and recommends to the Board appropriate action with respect to all matters pertaining to officers' compensation as well as stock option grants for Directors, officers and other key employees of the Company. See the Committee's report on pages 7 and 8 of this proxy statement. The Compensation and Stock Option Committee met two times in fiscal year 2003.

        Each Director of the Company attended all the meetings held by the Board of Directors and by the Committees on which he served.

        The Company does not have a standing nominating committee charged with the search for and recommendation to the Board of potential nominees for Board positions. This function is performed by the Board as a whole. It has been, and continues to be, the Board's policy to entertain stockholder recommendations for prospective Board nominees. Any such recommendations may be submitted to the Board, in writing, addressed to the Chairman.

        Until such time as a majority of the Company' s Directors are "independent Directors" within the meaning of applicable New York Stock Exchange and other applicable requirements, the Board has adopted a policy that in any contested vote in which the vote of the independent Directors as a group is contrary to the vote of the non-independent Directors as a group, the vote of the independent Directors shall prevail. For purposes of this policy, Messrs. Kacin, De Hont, Morgan and Nicholas are each considered not to be independent Directors.

                         REPORT OF THE AUDIT COMMITTEE

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

        In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee has also considered whether the independent auditors' other non-audit services to the Company are compatible with the auditors' independence and has concluded that they are.

        Prior to the commencement of the audit, the Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee and the Board of Directors have recommended, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2003, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended the selection of the Company's independent auditors.



                                                Michael J. Morris (Chairman)
                                                Nicholas DeBenedictis
                                                Dr. Alan Lawley

April 2, 2003


                            INDEPENDENT AUDITORS FEES

Audit Fees

        The aggregate fees billed by Margolis & Company P.C. for the annual audit of Met-Pro's consolidated financial statements for the fiscal year ended January 31, 2003 and the reviews of the Company's Quarterly Reports on Form 10-Q for the same fiscal year were $94,100.

All Other Fees

        The aggregate fees billed by Margolis & Company P.C. for other services, which pertain to audits of our employee benefits plans and preparation of corporate income tax returns, for the fiscal year ended January 31, 2003 were $44,500. The Audit Committee has considered whether the provision of these other services by Margolis & Company P.C. is compatible with maintaining the principle independent auditors independence and has concluded that they are independent.

                           COMPENSATION OF DIRECTORS

        The present policies of the Board as to Director compensation are as follows: non-employee Directors receive (i) a retainer of $10,000 per year, paid quarterly; (ii) a meeting fee of $1,250 for each Board meeting (but no fees for special telephone meetings or for stockholders meetings) and $700 for each Committee meeting; and (iii) an annual stock option grant of up to 5,000 shares of Common Stock of the Company on terms that are intended to be substantially similar to the terms of the options granted to the Company's officers. These terms, which the Board has the authority to change from time to time, subject to the terms of the Company's stock option plans, in general, are as follows: an exercise price that is equal to the market price of the Company's Common Stock on the date of grant; a vesting period of two years, with one-third of the shares covered by the option being immediately exercisable; provided, however, in the event of a "change of control", any unvested portion of the option shall become immediately exercisable. The term of the option shall be for up to ten years, subject to earlier termination under various conditions. Those Directors who are employees of the Company do not receive any compensation for their services as Directors.

        In connection with this, on February 24, 2003, the Board granted options on the foregoing terms to purchase 5,000 shares to Messrs. DeBenedictis, Lawley, Morris and Nicholas at the average of the high and low of the Company's Common Stock as quoted on the New York Stock Exchange on February 24, 2003, or $13.08 per share.

        The Board's current policy as to an annual grant of options for non-employee Directors was intended to replace participation by non-vested Directors in the Directors' Retirement Plan that the Board had established in 1994 (the "Directors' Plan"). Of the Company's current Directors, only Messrs. Kacin and Lawley will receive benefits in the future under the Directors' Plan as a result of the fact that each such person was vested as of December 16, 1999, the date of the Board's action on this plan. The accrual of benefits under the Directors' Plan for Dr. Lawley ceased as of December 16, 1999, in that Dr. Lawley elected to receive options as aforementioned for continued Director service in lieu of participation under the Directors' Plan. The Directors' Plan, which was established in 1994, provides that Directors who have completed six years of service will be eligible to receive deferred compensation after they cease to serve or reach age 70, whichever last occurs. Payment will be made in annual installments based on $1,000 for each year of service as a Director, up to a maximum of $10,000 and for a period equal to the length of service, up to a maximum of 15 installments. Directors who have served as a Chief Executive Officer for at least six years will be eligible to receive additional annual deferred compensation at the rate of $1,000 for each year of service as an officer and/or Director, up to a maximum of $20,000, for a period equal to the length of such service, up to twenty years. In the event of death before payments have been completed, the remaining annuity payments will be paid to the Director's surviving spouse. If there is no surviving spouse, a lump sum payment will be paid to the Director's estate equal to the sum of ten annual retirement payments, less the total paid prior to death.

        The Directors' Plan further provides that if a Director's services are terminated at or after a "change in control" of the Company, the Director is entitled to an immediate lump sum payment of the benefits then applicable to such Director, and future payments due under the Plan to former Directors shall be accelerated and shall be immediately due and payable. For purposes of the Plan, a "change in control" shall be deemed to occur if any person or group of persons as defined shall become the beneficial owner of 30% or more of the Company's voting securities, or there shall be a change in the majority composition of a Company's Board of Directors, or the stockholders of the Company shall approve a merger or other similar reorganization in which the persons who were stockholders of the Company prior to such merger do not immediately thereafter own more than 50% of the voting securities of the Company, or in the event of a change of control as defined in any other agreement or plan of the Company.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all filing requirements applicable to its officers and Directors were complied with during the fiscal year ended January 31, 2003.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of January 31, 2003 the number and percentage of shares held by all persons who, to the knowledge of the Company's management, are the record and/or beneficial owners of, or who otherwise exercise voting or dispositive control over, 5% or more of the Company's outstanding shares of Common Stock. This table also includes security ownership as of January 31, 2003 by each Director and nominee for Director of the Company, each executive officer of the Company named in the Summary Compensation Table and by all Directors, nominees and executive officers as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                                  Company Common Stock
                                                                    Right to Acquire
                                                                 Ownership Under Options         Percent
Name of Beneficial Owner                       Shares Owned    Exercisable Within 60 Days      of Class (a)
------------------------                       ------------    --------------------------      ------------

Royce & Associates, LLC                         399,300 (b)                     -                    6.2%
1414 Avenue of Americas
New York, NY 10019

Dimensional Fund Advisors, Inc.                 358,219 (c)                     -                    5.5%
1299 Ocean Avenue
Santa Monica, CA 90401

William L. Kacin                                 82,355 (d)                50,833                    2.1%

Raymond J. De Hont                                4,746 (e)                21,550                      *

Nicholas DeBenedictis                            10,943                     9,999                      *

Alan Lawley                                      27,385                    23,999                      *

Gary J. Morgan                                   12,637 (f)                32,383                      *

Michael J. Morris                                 8,000                    13,999                      *

Jeffrey H. Nicholas                               6,923                    24,399                      *

Thomas Edwards                                    1,914 (g)                 7,200                      *

William F. Mersch                                 2,782 (h)                12,600                      *

All Directors, nominees and                     256,628 (i)               262,562                    8.0%
executive officers as a group (17 persons)
-----------------------------

    (a) Any securities not currently outstanding, but subject to options exercisable within 60 days of January 31, 2003, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such persons.

    (b) Royce and Associates, LLC, a registered investment advisor, is deemed to have beneficial ownership of 399,300 shares, as described on a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2003.

    (c) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 358,219 shares, as described in a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2003. These shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

    (d) The number of shares held by Mr.  Kacin  include  2,207 shares of Common
        Stock  beneficially  held  through  the  Met-Pro  Corporation   Salaried
        Employee Stock Ownership Trust and through the Company's 401(k) Plan.

    (e) The number of shares held by Mr. De Hont include  2,243 shares of Common
        Stock  beneficially  held  through  the  Met-Pro  Corporation   Salaried
        Employee Stock Ownership Trust and through the Company's 401(k) Plan.

    (f) The number of shares held by Mr.  Morgan  include 8,120 shares of Common
        Stock  beneficially  held  through  the  Met-Pro  Corporation   Salaried
        Employee Stock Ownership Trust and through the Company's 401(k) Plan.

    (g) The number of shares held by Mr. Edwards  include 1,701 shares of Common
        Stock  beneficially  held  through  the  Met-Pro  Corporation   Salaried
        Employee Stock Ownership Trust and through the Company's 401(k) Plan.

    (h) The number of shares held by Mr.  Mersch  include 2,782 shares of Common
        Stock  beneficially  held  through  the  Met-Pro  Corporation   Salaried
        Employee Stock Ownership Trust and through the Company's 401(k) Plan.

    (i) The number of shares held by all seventeen executive officers and Directors as a group include 72,157 shares of Common Stock beneficially held through the Met-Pro Corporation Salaried Employee Stock Ownership Trust and through the Company's 401(k) Plan.

    (*) Less  than one  percent  of the  Company's  outstanding  share of Common
        Stock.



                     COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The Compensation and Stock Option Committee (the "Compensation Committee" or "Committee") is composed only of independent non-employee members of the Board of Directors. The Committee makes recommendations to the Board of Directors (the "Board") concerning compensation policies for the Company's executive officers and Directors. The Committee makes every effort to ensure that the Company's compensation program is consistent with the values of Met-Pro Corporation and furthers its business strategy.

        The Compensation Committee has established a compensation plan (the "Management Incentive Plan") applicable to the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, and the operating officers of the Company's divisions and subsidiaries (herein collectively "divisions") who generally have the title of Vice President/General Manager. This compensation policy is based upon three primary components: salary; eligibility for a bonus; and eligibility for an award of stock options. These components are intended to facilitate fulfillment of the following compensation objectives: (i) aligning the interests of management with those of the Company's stockholders;
(ii) retaining competent management; (iii) relating executive compensation to the achievement of the Company's goals and financial performance; and (iv) rewarding management for the attainment of short and long-term accomplishments.

        Consistent with these objectives, in adopting the Management Incentive Plan, the Board, following the Committee's recommendations, set salary ranges for each of the various officer positions. In establishing these salary ranges, as well as in determining the other features of the Management Incentive Plan, the Committee drew in part upon the data supplied to it by an independent consulting firm. The Committee periodically reviews, and as appropriate, modifies these salary ranges. On an annual basis, the Committee requests the Chief Executive Officer to make salary recommendations for the officers of the Company (other than himself) within these ranges.

        Under the terms of the Management Incentive Plan instituted by the Board, in order to be eligible for a bonus, certain objective threshold results must be met. For Vice Presidents/General Managers of divisions, the threshold is the attainment of a stated operating income for the division(s) managed by the Vice President/General Manager. For the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, the threshold is the attainment of a stated earnings per share result for the Company for the fiscal year. Each officer's bonus eligibility levels are considered and set by the Committee during a meeting held following the completion of the Company's annual budgeting process and are tied to the operating plan that the Board approves on an annual basis prior to the commencement of the fiscal year. In the event of a failure to attain the threshold figure, the officer is not eligible for a bonus.

        The incentive levels of the bonuses are at stated percentages of the year's salary that increase with responsibility. If the threshold performance goal has been attained so as to qualify the executive for a bonus, the actual amount of the bonus is a function of attainment of other stated goals, such as a stated net sales figure, a stated operating income figure, and stated personal objectives, which can be "quantitative", such as being linked to inventory turnover or accounts receivable days outstanding, as well as "qualitative", such as being linked to improved divisional leadership. The Management Incentive Plan further provides that each of the stated goals is assigned a stated percentage set by the Chief Executive Officer within a stated range set by the Board. The percentages for the Chief Executive Officer are set by the Compensation Committee.

        The Committee notes that the Management Incentive Plan provides for an accrual of the bonus amount in the reported results of operations for the fiscal year to which the bonus relates.

        As to the stock option component of the Management Incentive Plan adopted by the Board, the Chief Executive Officer is requested to make recommendations as to the award to the Company's officers (other than for himself) of stock options up to a stated maximum amount per year, subject to the maximum grant amounts that the Board has set for each of the officer positions. The Committee views stock options as an incentive for long term performance. Subject to this, the Committee's approach is to consider a grant of stock options in part in the context of the level of performance demonstrated by the officer during the fiscal year most recently ended.

        It is the Committee's present practice to meet following the end of each fiscal year in order to review any bonuses payable under the eligibility levels of the Management Incentive Plan that were set prior to the beginning of such fiscal year, set salaries for the current fiscal year, consider the grant of stock options, and take other action as it deems appropriate.

        At its meeting following the completion of the fiscal year ended January 31, 2003, the Committee, after discussing with the Chief Executive Officer his recommendations as to salary increases and stock option awards for the Company's officers other than for himself, substantially accepted the Chief Executive Officer's recommendations. The salary increases and stock option awards that the Committee has approved are within the ranges previously approved by the Board and are based in part upon current data supplied by an independent consulting firm regarding executive compensation practices of other comparable companies. The Committee provided incentive for long-term performance with an award of stock options aggregating an amount similar in number to the prior year. The Committee has determined to grant a bonus outside of the Management Incentive Plan to Mr. Morgan to reflect contributions to the Company during the fiscal year. The Committee has established a salary for and awarded stock options within the guidelines to Mr. De Hont in order to reflect his election as the Company's Chief Executive Officer effective March 1, 2003, and has established a salary and awarded stock options within the guidelines and the Company's past practices to Mr. Kacin in order to take into account his leadership of the Company during a time of management transition and the nature of his expected continued role in the Company.



                                               Dr. Alan Lawley (Chairman)
                                               Michael J. Morris
                                               Nicholas DeBenedictis

February 24, 2003


                    COMPENSATION AND STOCK OPTION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

        No member of the Company's Compensation and Stock Option Committee is or ever was an employee or officer of the Company or any of its subsidiaries, nor has had any relationship with the Company the disclosure of which is required under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. None of the Company's executive officers of the Company serve as Directors or members of the compensation committee of any other "entity" (as defined by applicable rules).

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following table shows, for the fiscal years ended January 31, 2001, 2002 and 2003, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the five most highly compensated executive officers of the Company where cash compensation exceeded $100,000 (the "Named Executive Officers") in all capacities in which they served.


                                                 SUMMARY COMPENSATION TABLE

                                         Annual Compensation                                 Long-Term Compensation
                                 ----------------------------------                          ----------------------
                                                                                                     Awards
                                                                                                     ------
                                    Fiscal                                Other Annual |                  All Other
Name and Principal                Year Ended      Salary     Bonus(a)     Compensation |   Options(b)  Compensation (c)
    Position                      January 31,      ($)         ($)             ($)     |      (#)           ($)
------------------                -----------    --------    --------      ------------|   ---------  -----------------
William L. Kacin (d)                 2003        $345,000          $0           $0     |     10,000         $4,436
  Chairman                           2002         345,000           0            0     |     17,500          3,425
                                     2001         330,000     142,146            0     |     15,000          1,323
                                                                                       |
Raymond J. De Hont (e)               2003        $185,000          $0           $0     |     15,000         $3,870
  President & Chief                  2002         185,000           0            0     |      7,500          3,417
  Executive Officer                  2001         163,375      48,000            0     |      7,500          2,250
                                                                                       |
Gary J. Morgan                       2003        $155,000     $10,000           $0     |      7,500         $3,439
  Vice President-Finance,            2002         155,000           0            0     |      6,500          3,400
  Secretary, Treasurer &             2001         145,000      50,500            0     |      6,500          2,491
  Chief Financial Officer                                                              |
                                                                                       |
William F. Mersch                    2003        $133,000     $26,264           $0     |      4,200         $2,938
  Vice President & General           2002         130,000           0            0     |      4,200          2,590
  Manager, Stiles-Kem                2001         124,000           0            0     |      3,000          2,434
  Division/Pristine                                                                    |
  Hydrochemical Inc.                                                                   |
                                                                                       |
Thomas V. Edwards                    2003        $114,000     $42,750           $0     |      4,200         $2,520
  Vice President & General           2002         114,000           0            0     |      4,200          2,280
  Manager, Systems                   2001         109,000           0            0     |      3,000          2,117
  Division                                                                             |
---------------------

(a) The amounts shown under the Bonus column represent cash bonuses awarded for the indicated fiscal years.

(b) The number of options under the Option column represents stock options awarded for the indicated fiscal years.

(c) The total amount shown in this column for fiscal years ended January 31, 2003, 2002, 2001 are contributions to the Company's 401(k) plan as described on page 11. There are no other Long-Term Compensation Programs other than a Pension Plan and Directors' Retirement Plan as discussed on pages 5, 11 and 12.

(d) Mr. Kacin served as the Company's President and Chief Executive Officer from February 1993 until March 1, 2003.

(e) Mr. De Hont was appointed President and Chief Executive Officer effective as of March 1, 2003. He was the Company's Chief Operating Officer from June 2000 until March 1, 2003.

Stock Option Plans

        The Company's 1997 Stock Option Plan (the "1997 Plan") was adopted by the Company's Board of Directors on February 24,1997 and was approved by the stockholders on June 4, 1997. The Company's 2001 Stock Option Plan (the "2001 Plan") was adopted by the Company's Board of Directors on February 26, 2001, and was approved by the stockholders on June 20, 2001. An aggregate of 445 options for the Company's Common Stock are presently available for grant under the 1997 Plan, and an aggregate of 221,700 options for the Company's Common Stock are presently available for grant under the 2001 Plan, plus an indeterminate number of additional shares resulting from anti-dilution adjustments.

        These Plans provide for the grant of options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as well as options which are not intended to satisfy such requirements.

        The following table sets forth stock options granted for the fiscal year ended January 31, 2003 to each of the Company's executive officers named in the Summary Compensation Table and stock options granted to all employees as a group. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten-year terms for the executive officers named in the Summary Compensation Table and for all employees as a group (assuming their options had ten year terms) at assumed compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All options exercise prices are based on market price on the date of grant.


                                                        OPTION GRANTS

                                        Number of       Percentage of                                Potential Realizable Value
                                        Securities      Total Options                                  of Assumed Annual Rates
                                        Underlying       Granted to       Exercise     Latest        of Stock Price Appreciation
                            Date of      Options          Employees        Price     Expiration          for Option Term (a)
Name                         Grant       Granted       in Fiscal Year     $/Share       Date          5% ($)            10% ($)
----                         -----       -------       --------------     -------       ----          ------            -------

William L. Kacin            2/24/03        10,000           14.86%          $13.08     2/24/13       $82,259           $208,462
Raymond J. De Hont          2/24/03        15,000           22.29%           13.08     2/24/13       123,389            312,692
Gary J. Morgan              2/24/03         7,500           11.14%           13.08     2/24/13        61,695            156,346
William F. Mersch           2/24/03         4,200            6.24%           13.08     2/24/13        34,549             87,554
Thomas V. Edwards           2/24/03         4,200            6.24%           13.08     2/24/13        34,549             87,554

All Employees as a Group    2/24/03        67,300          100.00%          $13.08     2/24/13      $553,603         $1,402,949 (b)

                                                                                                         5%                10%
                                                                                                         --                ---
Total potential stock price appreciation from February 24, 2003 to February 24,
  2013 for all stockholders at assumed rates of stock appreciation. (c)                          $51,135,489       $129,587,369

Potential actual realizable value of options granted to all employees, assuming ten-year option terms, as a percentage of total potential stock price appreciation from February 24, 2003 to February 24, 2013 for all stockholders at assumed
  rates of stock price appreciation.                                                                    1.08%              1.08%
----------------------------

(a) These amounts, based on assumed appreciation rates of 5% and 10% prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(b) No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders.

(c) Based on the closing price of $13.08 per share on February 24, 2003, and a total of 6,216,369 shares of Common Stock outstanding.

Option Exercises and Holdings

        The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in the fiscal year ended January 31, 2003 by the Company's executive officers named in the Summary Compensation Table. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on January 31, 2003 and aggregate gains that would have been realized had these options been exercised on January 31, 2003, even though these options were not exercised and the unexercised options could not have been exercised on January 31, 2003.


                                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                   AND FISCAL YEAR END OPTION VALUE

                                                                                                     Value of Unexercised
                                 Shares                              Number of Unexercised               In-The-Money
                                Acquired                                   Options at                Options at FY-End (b)
                                   On             Value                    FY-End (#)                        ($)
                                Exercise       Realized (a)        --------------------------      --------------------------
       Name                        (#)              ($)            Exercisable  Unexercisable      Exercisable  Unexercisable
       ----                     --------       ------------        -----------  -------------      -----------  -------------

William L. Kacin                      -                  -            50,833         6,667            $87,983       $3,467
Raymond J. De Hont                    -                  -            21,550        12,650             31,667        6,403
Gary J. Morgan                        -                  -            32,383         7,167             38,061        3,575
William F. Mersch                     -                  -            12,600         4,200             23,933        2,086
Thomas V. Edwards                     -                  -             7,200         4,200              6,488        2,086
----------------

(a) Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(b) Market value of shares covered by in-the-money options on January 31, 2003 less option exercise price. Options are in-the- money if the market value of the shares covered thereby is greater than the option exercise price.

Termination of Employment and Change of Control Arrangements

        Mr. De Hont is party to a Key Employee Severance Agreement with the Company which provides that in the event the Company terminates his employment, other than for cause, within eighteen months following a "change of control", or if Mr. De Hont voluntarily terminates such employment within eighteen months subsequent to a "change of control", the Company shall be obligated to pay him a sum of money equal to two years' of base compensation. Payment would be made in a lump sum upon cessation of employment or, at Mr. De Hont's option, in equal monthly installments over a two-year period. The base annual salary currently payable to Mr. De Hont is $240,000.

        Mr. Morgan is also party to a Key Employee Severance Agreement on terms that are identical to those to which Mr. De Hont is party, except that the amount of compensation is equal to eighteen months of base compensation. Mr. Morgan's base annual salary is currently $170,000.

        The Directors' Plan also provides for the payment of certain benefits in the event of a "change of control", as discussed under "Board and Committee Participation/Compensation of Directors" elsewhere herein. In addition, as disclosed in such section of this Proxy Statement, the Company's stock option agreements provide for the immediate vesting of all unvested stock options upon a "change of control".

401(k) Profit Sharing Plan

        Effective April 1, 1999, the Company implemented a 401(k) Profit Sharing Plan (the "401(k) Plan"). All employees of the Company in the United States are eligible to participate in the 401(k) Plan following completion of one year of service and attaining age 21. Pursuant to this 401(k) Plan, employees can contribute up to 25% of their compensation to the 401(k) Plan. The Company will match, in the form of Met-Pro Common Stock, up to 50% of the employee's contribution up to 4% of compensation. During the Company's three fiscal years ended January 31, 2003, the Company made contributions to the 401(k) Plan in the amount of $9,184 for William L. Kacin, $9,537 for Raymond J. De Hont, $9,330 for Gary J. Morgan, $7,962 for William F. Mersch, $6,917 for Thomas V. Edwards and $79,125 for all executive officers as a group (12 persons).

Salaried Employee Stock Ownership Plan

        Pursuant to the Company's Salaried Employee Stock Ownership Plan (the "Ownership Plan"), the Company may make discretionary contributions to the Company's Salaried Employee Stock Ownership Trust (the "Trust") either in cash or in Company Common Stock. The Trust uses the cash contributions and dividends received to purchase shares of the Company's Common Stock. All full-time salaried employees who are at least 21 years of age and who have been employed by the Company on a full- time basis for at least one year are eligible to participate in the Ownership Plan. All shares acquired by the Trust are allocated to the accounts of eligible employees based on their respective salaries. Employees nearing retirement have discretion to diversify a portion of their investment. There were no contributions by the Company to the Employee's Stock Ownership Trust in fiscal years ended in 2003, 2002 and 2001.

Pension Plans

        The Salaried Pension Plan (the "Retirement Plan") is a funded, tax-qualified noncontributory defined benefit pension plan that covers certain employees, including the Named Executive Officers. Benefits under our Retirement Plan are calculated as an annuity of one percent of the participant's final average earnings for the five highest consecutive years of the last ten years multiplied by year of service. Earnings covered by the Retirement Plan include annual salary and cash bonus paid pursuant to the Company's Management Incentive Plan. The amount of annual earnings that may be considered in calculating benefits under the Retirement Plan is limited by law. For 2003, the annual limitation is $200,000.

        Effective February 1, 2000, the Board of Directors adopted a Pension Restoration Plan for Messrs. Kacin and Morgan. Mr. De Hont was added to the Pension Restoration Plan effective February 1, 2001. The Pension Restoration Plan is an unfunded supplemental plan that provides out of our general assets an amount substantially equal to the difference between the amount that would have been payable under the Retirement Plan, in the absence of legislation limiting pension benefits and earnings that may be considered in calculating pension benefits, and the amount actually payable under the Retirement Plan.

        The following table shows the estimated annual Retirement Plan and Pension Restoration Plan benefits on a straight life (no death benefit) basis payable for various earnings levels upon retirement at age 65, after 15, 20, 25, 30 and 35 years of credited service to the Company:

                                                                                Years of Service
                                                ----------------------------------------------------------------------------
      Five Year Average Earnings                    15                20                25              30             35
      --------------------------                    --                --                --              --             --

              $100,000                           $15,000           $20,000           $25,000         $30,000        $35,000
               125,000                            18,750            25,000            31,250          37,500         43,750
               150,000                            22,500            30,000            37,500          45,000         52,500
               170,000                            25,500            34,000            42,500          51,000         59,500
               175,000                            26,250            35,000            43,750          52,500         61,250
               200,000 (a)                        30,000            40,000            50,000          60,000         70,000
               225,000                            33,750            45,000            56,250          67,500         78,750
               250,000                            37,500            50,000            62,500          75,000         87,500
               300,000                            45,000            60,000            75,000          90,000        105,000
               350,000                            52,500            70,000            87,500         105,000        122,500
               400,000                            60,000            80,000           100,000         120,000        140,000
               450,000                            67,500            90,000           112,500         135,000        157,500
               500,000                            75,000           100,000           125,000         150,000        175,000

(a) Internal Revenue Code Section 401(a)(17) limits earnings used to calculate Retirement Plan benefits totaled $200,000 for 2001 and 2002, respectively.

         As of January 31, 2003, Messrs. Kacin, De Hont and Morgan had accrued 26, 7 and 22 years service under the Retirement Plan and the related Pension Restoration Plan. Messrs. Mersch and Edwards each had accrued 7 years of service under the Retirement Plan for this same period.

        In 2000, the Company established a Supplemental Executive Retirement Plan ("SERP") for Mr. Kacin. This Plan, which is a non-qualified and unfunded plan, was approved by the Board of Directors and is intended to provide Mr. Kacin with a total retirement benefit, in combination with the Retirement Plan, Pension Restoration Plan and Directors Retirement Pension Plan, that is commensurate with the retirement benefits for the Chief Executive Officers of other comparable companies. Under the terms of the SERP, Mr. Kacin will be eligible to receive benefits under the SERP at normal retirement equal to the difference between (i) the monthly benefit that would be payable under the Retirement Plan, except that the amount shall be determined without regard to the ERISA limitations and the one percent benefit in the Retirement Plan will be replaced with a two percent benefit and (ii) the benefits payable to Mr. Kacin under the Retirement Plan, Pension Restoration Plan, Directors Pension Plan and Social Security retirement benefit.

Certain Business Relationships

        The Company utilized the services of the law firm of Fox Rothschild LLP, during the fiscal year ended January 31, 2003. Jeffrey H. Nicholas, a Director of the Company, is a partner in that law firm.

                             STOCK PERFORMANCE GRAPH

        The total return on investment assumes $100 invested at the beginning of the period in (i) the Common Stock of the Company, (ii) the Peer Group and (iii) the Russell 2000 Index. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future price performance.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      Met-Pro Corporation, Peer Group Index
                                       and
                               Russell 2000 Index



        o Met-Pro Corporation
$140    - Peer Group
        * Russell 2000
                                                               -

$120
                                             *        *
                                                               *
                                                      -                  -
$100                       o-*                                           o
                                    *
                                                               o         *
                                             -        o
 $80
                                    o
                                    -
                                             o
 $60 ---------------------------------------------------------------------------
                        1998       1999     2000     2001     2002      2003

--------------------------------------------------------------------------------
Met-Pro Corporation    $100.00     $76.10   $68.77   $83.31   $97.91   $103.38
Peer Group Index        100.00      72.24    91.42   106.86   132.41    105.19
Russell 2000 Index      100.00      99.34   115.39   118.20   112.33     86.53
--------------------------------------------------------------------------------

(a) The Peer Group is made up of the following securities: BHA Group Holding Inc.; Crown Andersen Inc.; Cuno Inc.; Flanders Corporation; Flowserve Corporation; Gorman-Rupp Company; Idex Corporation; Ionics Inc.; Met-Pro Corporation; Osmonics Inc.; Peerless Manufacturing; Robbins & Myers Inc.; Roper Industries Inc.; and Waterlink Inc. Flanders Corporation, Cuno Inc. and Waterlink Inc. started public trading in February 1996, September 1996 and June 1997, respectively.

                                 PROPOSAL NO. 2
         APPROVAL OF THE CHANGE IN THE COMPANY'S STATE OF INCORPORATION
                         FROM DELAWARE TO PENNSYLVANIA

        At the Annual Meeting, you will be asked to vote upon a proposal to change the Company's state of incorporation from Delaware to Pennsylvania. This is commonly called a "reincorporation".

        The principal reason for reincorporating the Company in Pennsylvania is to eliminate the Company's annual liability under the Delaware franchise tax, which amounted to $31,600 for the twelve-month period ended January 31, 2003. A secondary consideration is the Board's belief that the differences in stockholder rights and the powers of management under Pennsylvania and Delaware law provide desirable flexibility in the management of the Company and enhance the Board's ability to pursue the long-term interests of the stockholders of the Company and the other constituencies served by the Company.

        At one time, the Delaware General Corporation Law (the "Delaware GCL") was generally viewed as being more modern and less restrictive than the corporation laws of Pennsylvania. However, the Company believes that many of the differences between the Delaware and Pennsylvania corporation laws were eliminated several years ago when Pennsylvania adopted sweeping changes in the Pennsylvania Business Corporation law (the "Pennsylvania BCL") that afforded Pennsylvania corporations significant operating flexibility.

        As a result of the large number of corporations incorporated in Delaware, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The Board of Directors believes, however, that the tax savings and other advantages of reincorporating in Pennsylvania outweigh these benefits of being incorporated in Delaware.

        If approved, this reincorporation will be accomplished by merging the Company into a wholly-owned Pennsylvania subsidiary that was recently formed by the Company solely for the purpose of effecting the reincorporation, referred to as the "merger". The Company as currently incorporated in Delaware will sometimes be referred to as "Met-Pro Delaware", and the Company as reincorporated in Pennsylvania will be referred to as "Met-Pro Pennsylvania".

        THE REINCORPORATION WILL NOT RESULT IN ANY CHANGE IN THE NAME, BUSINESS, MANAGEMENT, BENEFIT PLANS, LOCATION, ASSETS, LIABILITIES, NET WORTH, CAPITAL STRUCTURE OR NUMBER OF PRESENTLY ISSUED AND OUTSTANDING SHARES OF THE COMPANY.

        On the effective date of the merger, each outstanding share of common stock of Met-Pro Delaware will automatically be converted into one share of common stock of Met-Pro Pennsylvania, and stockholders of Met-Pro Delaware will become shareholders of Met-Pro Pennsylvania. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING CERTIFICATES FOR NEW CERTIFICATES REPRESENTING COMMON SHARES OF MET-PRO PENNSYLVANIA. Certificates that previously represented Company common stock will be replaced by certificates representing common shares of Met-Pro Pennsylvania only when submitted to the transfer agent for transfer or with a request that they be replaced. Upon completion of the merger, certificates for shares in Met-Pro Delaware will automatically represent an equal number of common shares of Met-Pro Pennsylvania.

        The merger will be effected pursuant to the terms and conditions of an Agreement and Plan of Merger, which is referred to as the "merger agreement", a copy of which is included as Appendix B to this proxy statement.

        The reincorporation will effect certain changes in your rights as a shareholder primarily as a result of (i) differences between the Articles of Incorporation (the "Pennsylvania Articles") and Bylaws (the "Pennsylvania Bylaws") of Met-Pro Pennsylvania and the Restated Certificate of Incorporation, as amended (the "Delaware Certificate") and Bylaws as amended (the "Delaware Bylaws") of the Company, (ii) differences between the Pennsylvania BCL and the Delaware GCL and (iii) as a result of other differences referred to herein.

        Copies of the Pennsylvania Articles and the Pennsylvania Bylaws are included as Appendices C and D to this proxy statement. Copies of the Delaware Certificate and Delaware Bylaws as currently in effect are available for inspection at the headquarters of the Company and will be sent to stockholders without cost upon request. The Delaware GCL refers to "stockholder" whereas the Pennsylvania BCL uses the term "shareholder". The term shareholder is used throughout the discussion below because "stockholder" and "shareholder" have the same meaning under those statutes.

        The merger agreement was approved by unanimous vote of the Board of Directors of the Company at its meeting on April 2, 2003. Under Delaware law and the Delaware Certificate, consummation of the merger will require that the merger agreement be adopted by the affirmative vote of the holders of record of a majority of the outstanding shares of common stock of the Company. The merger and reincorporation will be effected as soon as practicable after the merger agreement has been approved by the shareholders. The merger and reincorporation may be abandoned or the merger agreement may be amended, either before or after shareholder approval, if, in the opinion of the Board of Directors, circumstances arise that make it inadvisable to proceed. However, after shareholder approval, the principal terms of the merger may not be amended without further shareholder approval. If the merger agreement is not approved by the shareholders, the merger and reincorporation will not be consummated and the Company will remain a Delaware corporation.

     COMPARATIVE RIGHTS OF SHAREHOLDERS BEFORE AND AFTER THE REINCORPORATION

General

        In general, the rights of shareholders of Pennsylvania and Delaware business corporations are governed by and subject to the provisions of the Pennsylvania BCL and the Delaware GCL, respectively. If the reincorporation proposal is adopted, the rights of shareholders will be governed by and subject to the provisions of the Pennsylvania BCL rather than the Delaware GCL and also will be governed by the Pennsylvania Articles and Pennsylvania Bylaws rather than the provisions of the Delaware Certificate and Delaware Bylaws. A summary of the material differences in the rights of shareholders before and after the reincorporation follows. Although the summary below discusses the Pennsylvania Articles, the Pennsylvania Bylaws, the Delaware Certificate, the Delaware Bylaws, the Pennsylvania BCL and the Delaware GCL, this discussion contains neither an exhaustive description of all differences between the Pennsylvania
Articles and Pennsylvania Bylaws and the Delaware Certificate and Delaware Bylaws nor an exhaustive description of the differences between the laws of the two states, and is qualified by the actual terms of those documents and laws.

Shareholder Approval of Fundamental Corporate Transactions and of Amendments to the Charter

        The Pennsylvania Articles retain the existing requirements of the Delaware Certificate providing for special super-majority voting provisions for certain fundamental transactions such as a merger or sale of substantially all of the assets. The Delaware Certificate presently provides that if a majority of the entire Board of Directors of the Company has approved certain fundamental transactions such as a merger or sale of substantially all of the assets, the approval of the holders of a majority of the outstanding shares entitled to vote on the matter is needed to approve the transaction. If, however, a majority of the entire Board of Directors has not approved the transaction, then the Delaware Certificate requires the approval of the holders of at least 80% of the outstanding shares to approve the transaction. The Delaware Certificate also requires approval by the holders of at least 80% of the outstanding shares of a transaction involving the purchase of stock or assets of another corporation in exchange for shares of the Company's stock, unless a majority of the entire Board of Directors has approved the transaction. The Pennsylvania Articles are similar to the Delaware Certificate in respect of the foregoing.

        The Pennsylvania Articles also retain the existing supra-majority requirements of the Delaware Certificate requiring such 80% approval to amend any provision of the Pennsylvania Articles specifying a minimum shareholder approval requirement.

        The Pennsylvania Articles also retain the shareholder approval requirements that presently exist in Delaware law for the following: the provisions of Article 6 eliminating cumulative voting otherwise provided under Pennsylvania law (see "Cumulative Voting" below); the provisions of Article 7 relating to the bylaws; the provisions of Article 8 relating to the lack of the right of shareholders to call a special meeting of shareholders; the provisions of Article 9 as to the number of directors and the filling of vacancies on the Board as well as the provision for a classified Board of Directors (see "Classified Board of Directors", below); and the provisions of Article 10 relating to fundamental corporate transactions. This approval requirement is the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company. This approval requirement is higher than what would otherwise exist under Pennsylvania law, which would be the affirmative vote of a majority of the votes cast.

Amendments to Bylaws

        The Delaware GCL and the Delaware Certificate permit the Board of Directors to alter or repeal the Delaware Bylaws. The Delaware Certificate and the Delaware Bylaws permit the shareholders to amend the Delaware Bylaws only upon the affirmative vote of the holders of not less than 80% of the outstanding shares entitled to vote at a meeting at which such matter is considered. Under the Pennsylvania BCL, the power of the Board of Directors to adopt or amend bylaw provisions on certain specified subjects is limited unless the power to adopt or amend these bylaw provisions is granted to the Board in the articles of incorporation. The Pennsylvania Articles grant this power to amend the Pennsylvania Bylaws to the Board of Directors. As is the case before the merger, shareholders may amend the Pennsylvania Bylaws by the affirmative vote of at least 80% of the votes that all shareholders are entitled to cast on the matter.

Classified Board of Directors and Certain Other Related Matters

        Both Delaware law and Pennsylvania law permit a corporation to divide its Board of Directors into separate classes with staggered terms of office, with one class of directors standing for election each year. The Pennsylvania Articles retain the classification of the Board into three classes that is provided for by the Delaware Certificate, maintaining the status quo as to this.

        Under Pennsylvania law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors have been chosen, and until their successors are elected. The Pennsylvania Bylaws retain the concepts of the Delaware Bylaws which provide that a director may be removed at any time "without cause" by an affirmative vote of at least 80% of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders. In addition, the Pennsylvania Bylaws provide a "for cause" removal that requires an affirmative vote of a majority of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders.

Cumulative Voting for Directors

        Delaware law provides that there is no cumulative voting in the election of Directors unless expressly provided for in the certificate of incorporation, and the Company's Delaware Certificate does not expressly so provide.

Pennsylvania law provides that cumulative voting for the election of Directors exists unless the articles of incorporation expressly eliminate it. The proposed Pennsylvania Articles expressly eliminate cumulative voting for the election of Directors, thereby maintaining the status quo as to this issue.

Shareholder Action by Partial Written Consent

        Under the Pennsylvania BCL, if permitted by the Bylaws, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting upon the consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting. The Delaware GCL is similar, except that the restriction of such right must appear in the certificate of incorporation. The Delaware Certificate does not restrict the right of shareholders of the Company to take action by partial written consent. The Pennsylvania Bylaws also do not eliminate the ability of shareholders to take action by consent in lieu of a meeting, thereby maintaining the status quo as to this right.

Shareholders Meetings

        Pennsylvania law provides that in the event that an annual meeting for election of directors is not called and held within six months after the date designated in a Pennsylvania corporation's bylaws, any shareholder may call the meeting at any time thereafter. Also, Pennsylvania law provides that special meetings of shareholders may be called by the Board of Directors and the officers or other persons as may be provided in the Pennsylvania corporation's bylaws. The Pennsylvania BCL does not permit the shareholders of a registered corporation to call a special meeting of shareholders, and the Pennsylvania Articles expressly provide that a special meeting of shareholders may be called only by the Board of Directors acting pursuant to the Pennsylvania corporation's bylaws or the Chairman of the Board.

        Under Delaware law, if the annual meeting for the election of directors is not held within 30 days after the date provided in a Delaware corporation's bylaws, or if no date has been designated for a period of 13 months after the organization of the corporation or after its last annual meeting, the Court of Chancery may summarily order a meeting to be held upon the request of any shareholder or director. Also, Delaware law provides that special meetings of shareholders may be called by the Board of Directors or by such persons as may be authorized by the certificate of incorporation or bylaws. The Delaware Bylaws provide that special meetings of the shareholders may be called by the President or Secretary at the request of the Board of Directors or at the request of stockholders owning a majority of issued and outstanding stock. The Pennsylvania Bylaws provide that special meetings of the shareholders may be called only by the Board of Directors or the Chairman of the Board. Both Pennsylvania law and the Delaware Certificate prohibit shareholders from calling a special meeting.

Appraisal or Dissenters Rights

        The rights of shareholders to demand payment in cash by a corporation of the fair value of their shares in the event of certain fundamental corporate transactions are called dissenters rights in Pennsylvania and appraisal rights in Delaware. Under the Pennsylvania BCL, dissenters rights are generally afforded to shareholders in the event of corporate actions such as mergers, share exchanges, transfers of all or substantially all of the assets of the corporation and certain other fundamental transactions in which the corporation is not the acquiring corporation. Under the Delaware GCL, stockholders generally have appraisal rights in the event of a merger but not in the event of the sale of all or substantially all of the assets of the corporation.

        Under both Pennsylvania and Delaware law, certain corporations whose securities are broadly held or market traded are not required to provide dissenters or appraisal rights. The Pennsylvania BCL does not provide dissenters rights to holders of shares that are listed on a national securities exchange such as the New York Stock Exchange, as are the Company's shares, when a plan of merger converts the shares into shares of the acquiring, surviving, new or other corporation (whether or not the shares of the acquiring, surviving, new or other corporation are listed on an exchange or privately held). The Delaware GCL does not afford appraisal rights to holders of shares that are listed on a national securities exchange such as the New York Stock Exchange when a plan of merger converts such shares into stock of the surviving corporation or stock of another corporation that is listed on a national securities exchange, quoted on the Nasdaq National Market System or held of record by more than 2,000 shareholders.

Dividends

        Under Pennsylvania law, a corporation has the power, subject to restrictions in its bylaws, to pay dividends or make other distributions to its shareholders, unless after giving effect to the dividends (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless otherwise provided in its articles of incorporation) the amount that would be needed upon the dissolution of the corporation to satisfy the preferential rights, if any, of shareholders having superior preferential rights to the shareholders receiving the distribution. The Pennsylvania Bylaws do not limit the power to make distributions to shareholders.

        Under Delaware law, directors may, subject to any restrictions in the corporation's certificate of incorporation, declare and pay dividends either (i) out of its surplus or (ii) in case there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. The directors of a Delaware corporation may not declare a dividend out of net profits, however, if the capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The Delaware Certificate does not restrict the payment of dividends.

Fiduciary Duty of Directors

        Both Pennsylvania and Delaware law provide that the Board of Directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Pennsylvania and
Delaware corporations owe fiduciary duties of care and loyalty to the corporations for which they serve as directors. Directors of Delaware corporations also owe fiduciary duties of care and loyalty to the corporation's shareholders.

        Under   Pennsylvania   law,  a  director  of  a  Pennsylvania   business
corporation stands in a fiduciary relationship to the corporation and must perform his or her duties as a director in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing these duties, the director is entitled to rely, in good faith, on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared by any of the following: (i) one or more officers or employees whom the director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional competence of these persons; and (iii) a committee of the Board upon which the director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. A director will not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause his or her reliance to be unwarranted.

        Under Delaware law, Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in the performance of their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct upon directors in matters involving a contest for control of the corporation. A director of a Delaware corporation, in the performance of his or her duties, is fully protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

        The Company has  elected in the  Pennsylvania  Articles to be subject to
Section 1715 of the Pennsylvania BCL, commonly referred to as Pennsylvania's non-shareholder constituency statute, which permits the Board of Directors, in considering the best interests of the Company, to consider constituencies in addition to the shareholders. Section 1715 authorizes the directors to consider the short-term and long-term interests of the corporation and the potential benefit of these interests to the continued independence of the corporation. Under Section 1715, in taking action, the directors may also consider the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation. Section 1715 further provides that the Board of Directors shall not be required, in considering the best interests of the corporation or the effects of any action, to regard any corporate interest or the interests of any particular group affected by such action as a dominant or controlling interest or factor.

        Under Pennsylvania law, the alternative to Section 1715 is Section 1716. Although the foregoing provisions are not explicitly enumerated in Section 1716, the Company does not believe that the more expansive list of factors that a Board of Directors is expressly permitted to consider under Section 1715 changes the duties of the Board of Directors. Section 1716 also permits the Board of Directors to consider the effects of any action upon a number of different constituencies, including employees, suppliers, customers, communities in which the company's offices are located and all other pertinent factors, and thus imparts considerable discretion to the Board. The Board of Directors believes that even if the Company had elected to be subject to Section 1716 of the Pennsylvania BCL instead of Section 1715, it would not be a breach of a Board of Directors' fiduciary duty to consider the explicitly enumerated factors set forth in Section 1715 of the Pennsylvania BCL. Based upon the present state of the law in Pennsylvania, the Company does not consider the differences between
Section 1715 and Section 1716 in these respects to be material to the Company's shareholders in the context of the proposed reincorporation of the Company in Pennsylvania.

        In contrast to both Section 1715 and Section 1716, the Delaware GCL does not contain any statutory provision permitting the Board of Directors, committees of the Board and individual directors, when discharging the duties of their respective positions, to consider the interests of any constituencies other than the corporation or its shareholders. It is unclear under the current state of development of Delaware law whether and the extent to which the Board of Directors, committees of the Board and individual directors may, in considering what is in the corporation's best interests or the effects of any action on the corporation, take into account the interests of any constituency other than the shareholders of the corporation. Consequently, the fiduciary duty provisions of either of Sections 1715 or 1716 of the Pennsylvania BCL may provide significantly broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a threatened change in control, as compared to the Delaware GCL.

        Section 1715 also codifies the presumption that is reflected in the "business judgment rule" that absent breach of fiduciary duty, lack of good faith or self dealing, any act as the Board of Directors, a committee or any individual director shall be presumed to be in the best interests of the corporation. In addition, in assessing whether a director has discharged his duties with the applicable standard of care, Section 1715 protects the actions of a majority board of disinterested directors in resisting unsolicited takeovers by retaining the ordinary business judgment rule with respect to the adoption of defensive measures. Although the presumptions in favor of the Board of Directors established by Section 1715 are more extensively stated than the presumptions established by the alternate provisions of Section 1716, the Company's view is that the presumptions stated in Section 1715 may nonetheless still be available to a Board of Directors where the corporation has not elected
Section 1715. Accordingly, based upon the present state of the law in Pennsylvania, the Company does not consider the different presumptions provided by these two Sections to present a material difference to the Company's shareholders.

        Section 1715 also expressly states that the fiduciary duty of directors does not require them to redeem any rights under or render inapplicable any shareholder rights plan or certain of the anti-takeover provisions of the Pennsylvania BCL. Under Section 1715, directors are not required to redeem any rights under a shareholder rights plan or to act as the board solely because of the effect such action might have on a potential or proposed acquisition of control of a corporation, nor are they required to act solely because of the consideration that might be offered or paid to shareholders in such an acquisition. The Company believes these provisions of Section 1715 are substantially similar to the general principles applicable under Delaware case law with respect to these matters. Although the Company believes that the codification of these principles in Section 1715 provides a stronger basis for the Company than reliance upon case law, the Company does not consider the election of Section 1715 to present a material change from the law presently applicable to the Company as Delaware corporation.

Limitation of Director Liability

        Both the Delaware Certificate and the Pennsylvania Articles contain similar provisions that limit the monetary liability of directors. As a result of the provision contained in the Pennsylvania Articles, as permitted by Pennsylvania law, a director of Met-Pro Pennsylvania will not be personally liable for monetary damages for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of his or her office and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. Such limitation does not apply to the responsibility or liability of a director pursuant to any criminal statute or the liability of a director for the payment of taxes.

        Under  Delaware  law  and  the  provision  set  forth  in  the  Delaware
Certificate, a director is excused from monetary liability for breach of fiduciary duty as a director unless the liability is for breach of the duty of loyalty, for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, for a willful or negligent payment of an unlawful dividend or unlawful stock purchase or redemption, or for any transaction from which the director derived an improper personal benefit.

Indemnification of Officers and Directors

        Both Pennsylvania and Delaware law permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement reasonably incurred by them in connection with any pending, threatened or completed action or proceeding to which they were or are parties or were threatened to be made parties by reason of the fact that they are or were directors or officers of the corporation. Both states' laws also permit indemnification against expenses reasonably incurred in connection with any pending, threatened or completed derivative action, if the director or officer has acted in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Under both states' laws, court approval is required with respect to any payment made with respect to a derivative action. Furthermore, both the Pennsylvania BCL and the Delaware GCL provide that expenses incurred in defending any action or proceeding may be paid by the corporation in advance of the final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

        In both Pennsylvania and Delaware, the statutory provisions for indemnification and advancement of expenses are non-exclusive of any other rights, such as rights under contract, a bylaw or by vote of shareholders or disinterested directors, to which a person seeking indemnification or advancement of expenses may be entitled. Both the Delaware Certificate and the Pennsylvania Articles require indemnification of directors and officers to the fullest extent permitted by the laws of the respective state. With respect to the Pennsylvania Articles, these boundaries would be dictated by the Pennsylvania BCL, which provides for indemnification of a director or officer unless the conduct of the director or officer is determined by a court to constitute willful misconduct or recklessness. The Delaware GCL does not contain such an express restriction on indemnification, although the Delaware courts have held that indemnification cannot be given with respect to willful and intentional misconduct.

        The directors and officers of Met-Pro Pennsylvania would be entitled to the benefits of the indemnification provisions set forth in the Pennsylvania Articles. Because these persons have a financial interest in these arrangements, the adoption of these provisions could be deemed an interested transaction under the Pennsylvania BCL. The Pennsylvania BCL provides that an interested transaction will not be void or voidable if the material facts as to the interest and the transaction are disclosed or are known to the shareholders entitled to vote thereon, and the transaction is specifically approved in good faith by vote of the shareholders. The text of the Pennsylvania Articles, providing for indemnification of its directors and officers, is set forth in Appendix C. The adoption of the Pennsylvania Articles will not be subject to challenge as an interested transaction if shareholder approval of the merger is obtained. In addition, shareholder approval will deny a shareholder or third party the right to challenge the validity or enforceability of these provisions on other grounds. The indemnification provisions of the Pennsylvania Articles have not been adopted in response to any recent, pending or threatened litigation.

Derivative Suits

        Under Pennsylvania law, a shareholder may maintain a derivative suit even if the shareholder was not a shareholder at the time of the alleged wrongdoing if a court determines that a preliminary showing has been made that there is a strong prima facie case in favor of the claim and that serious injustice would result without such suit. In contrast, Delaware law provides that a shareholder may bring a derivative suit only if he or she was a shareholder at the time of the alleged wrongdoing or obtained the stock thereafter by operation of law.

Rights Plan and Anti-takeover Laws

        Pennsylvania statutory law explicitly approves shareholders' rights plans (also known as "poison pills") such as the Company's Stockholders' Rights Plan adopted in January 2000 (the "Rights Plan"), but specific rights plans will probably still be subject to evaluation on a case-by-case basis. In Delaware, stockholders' rights plans have been sanctioned by court decisions. In that regard, differences between Delaware and Pennsylvania's court systems and legal precedents may affect the outcome of any legal challenge to the Rights Plan. The Rights Plan was written to meet the standards established in Delaware law, and if the merger is approved, the Company may revise its Rights Plan if it determines that Pennsylvania standards are materially different than Delaware's. Although the reincorporation is not proposed as a means by which to increase the anti-takeover defenses available to the Company, the Company's ability to defend against an unwanted takeover of the Company are likely to be strengthened by the reincorporation. The reincorporation is not proposed in connection with any specific event or expression of interest in or threat to seek control of the Company.

        Pennsylvania law provides a registered corporation such as Met-Pro with the option, under certain circumstances, to avail itself of certain statutory anti-takeover measures, or measures that may have an anti-takeover effect, that are set forth in the Pennsylvania BCL. In general but with certain exceptions, a registered corporation must "opt out" of these provisions by way of a provision in its articles of incorporation, or by way of an amendment to its articles of incorporation approved by the shareholders. The following is a list of the principal optional provisions that may have an anti-takeover effect that are provided for in the Pennsylvania BCL for Pennsylvania registered corporations:

        - Section 1715, which expressly states that the fiduciary duty of directors does not require them to redeem any rights under or render inapplicable any shareholder rights plan or certain of the anti-takeover provisions of the Pennsylvania BCL. The Company has elected to be subject to Section 1715 (in lieu of the alternate provisions of Section
        1716), as discussed under "Fiduciary Duty of Directors", above;

        - Section 2538, which relates to shareholder approval of transactions between a corporation and an "interested shareholder";

        - Subchapter  25E,  which,   with  certain   exceptions,   entitles  the
        shareholders to be paid the fair value of their shares by anyone who acquires 20% or more of the outstanding voting power of the corporation;

        - Subchapter 25F, which imposes certain financial requirements and restrictions on business combinations with interested shareholders;

        - Subchapter 25G, which, with certain exceptions, limits the voting rights of persons who have acquired 20% or more of the outstanding voting power of the corporation;

        - Subchapter  25H,  sometimes  referred   to  as  the   "anti-greenmail"
        provisions, which requires disgorgement of certain profits made by controlling shareholders following their attempts to gain control of the corporation. The Company proposes to be subject to Subchapter 25H, as is discussed in greater detail under "Proposal No. 3--Proposal to Include Pennsylvania's "Anti-Greenmail" Disgorgement Provisions in the Company's Articles of Incorporation" later in this proxy statement;

        - Subchapter 25I, relating to severance compensation for employees terminated following certain control-share acquisitions; and

        - Subchapter 25J, relating generally to labor contracts.

        The Pennsylvania BCL and the Pennsylvania Articles contain provisions pursuant to which Met-Pro Pennsylvania has elected not to be governed by the provisions of Section 2538 or Subchapters 25E, 25G, 25I and 25J of the BCL. Following the merger, the provisions of Section 1715 (discussed above in "Fiduciary Duty of Directors" ) and Subchapter 25F (discussed below) will apply to the Company.

Pennsylvania's Subchapter 25F-Shareholder Approval of Certain Business Combinations

        As a Delaware corporation, the Company is presently subject to Section 203 of the Delaware GCL which provides that a person who acquires 15% or more of the outstanding voting stock of a Delaware corporation becomes an "interested stockholder", and the corporation may not effect mergers or certain other "business combinations" with the interested stockholder for a period of three years, unless (i) prior to such date, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder's becoming an interested stockholder; or (ii) upon becoming an interested stockholder, the stockholder then owned at least 85% of the voting stock, as defined in Section 203; or (iii) subsequent to such date, the business combination is approved by both the board of directors and by at least 66-2/3% of the corporation's outstanding voting stock, excluding shares owned by the interested shareholder. For these purposes, the term "business combination" includes mergers, asset sales and other similar transactions with an interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or, within the prior three years, did own) 15% or more of the corporation's voting stock.

        The Company considers Section 203 of the Delaware GCL to be similar in many respects to Subchapter F of Chapter 25 of the Pennsylvania BCL ("Subchapter 25F"). Subchapter 25F is automatically applicable to a registered Pennsylvania corporation unless the corporation elects in its original articles of incorporation not to be subject to Subchapter 25F. The proposed Pennsylvania Articles of Met-Pro Pennsylvania do not "opt out" of Subchapter 25F, and accordingly, if the merger is approved by the shareholders, the Company will be subject to Subchapter 25F. A discussion of Subchapter 25F follows.

        Under Subchapter 25F, certain "business combinations" by Pennsylvania corporations with "interested shareholders" are subject to a five-year moratorium unless specified conditions are met. With certain exceptions, an interested shareholder is a person or group who or which owns 20% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 20% or more of such voting stock at any time within the previous five years.

        For purposes of Subchapter 25F, the term "business combination" is defined broadly to include mergers with or caused by the interested shareholder; sales or other dispositions to the interested shareholder of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock or representing 10% or more of its earning power or net income; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder equal to 5% or more of the aggregate market value of the corporation's outstanding stock (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); the adoption of any plan for the liquidation or dissolution of the corporation proposed by or with the interested shareholder; or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The definition of "business combination" under Section 203 of the Delaware GCL is similar in many respects, but it is more narrowly defined than the Pennsylvania definition, and there are differences in the definitions. However, in the context of the proposed reincorporation of Company in Pennsylvania, the Company does not consider these differences to be significant.

        The five-year moratorium imposed on business combinations by Subchapter 25F does not apply if: (i) prior to the date on which a shareholder becomes an interested shareholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested shareholder; (ii) the business combination is approved by the holders of a majority of the outstanding voting stock (excluding the voting stock owned by the interested shareholder) and at the time of such vote the interested shareholder owns 80% of the corporation's voting stock; or (iii) the business combination is approved by (a) the holders of all of the outstanding voting stock or (b) the holders of a majority of the outstanding voting stock (excluding the voting stock owned by the interested shareholder) no earlier than five years after the date such person became an interested shareholder.

        Although there are a number of differences between Section 203 of the Delaware GCL and Pennsylvania's Subchapter 25F, the Company's belief is that in application, both statues have a substantially similar effect, particularly where, as here, the Company has a rights plan. Accordingly, the Company believes that the election not to opt out of Subchapter 25F does not present a material change in the rights of shareholders.

Federal Income Tax Consequences of the Reincorporation

        The reincorporation provided for in the merger agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Provided the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by Met-Pro Delaware or Met-Pro Pennsylvania. Each former holder of capital stock of the Company will have the same basis in the capital stock of Met-Pro Pennsylvania received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to Met-Pro Pennsylvania's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

        The Board of Directors recommends that you specifically indicate on the proxy card your vote in favor of the proposal to change the Company's state of incorporation from Delaware to Pennsylvania. Otherwise, if your Met-Pro shares are registered in the name of your broker, your broker will not be permitted to vote in favor of this proposal in the absence of your specific direction on the proxy card, the effect of which will be the same as a vote against this proposal.

                                 PROPOSAL NO. 3
    INCLUSION OF "ANTI-GREEN MAIL" DISGORGEMENT PROVISIONS IN THE COMPANY'S
                     PENNSYLVANIA ARTICLES OF INCORPORATION

        At the Annual Meeting, shareholders will be asked to approve the inclusion of Pennsylvania's so-called "anti-greenmail" disgorgement provisions in the Articles of Incorporation of Met-Pro Pennsylvania. If Proposal No. 2, the proposal to change the Company's state of incorporation from Delaware to Pennsylvania, is not approved by the shareholders, the Company will withdraw Proposal No. 3, insofar as it is being proposed only as part of the Pennsylvania Articles of Incorporation. The anti-greenmail disgorgement provisions are set forth in Subchapter H of Chapter 25 of the Pennsylvania BCL ("Subchapter 25H").

        The Company believes that the inclusion of Subchapter 25H as part of the Company's Articles of Incorporation will permit the Company to better pursue the long-term interests of the shareholders by giving the Company a set of tools to to deter so-called "raiders" who do not genuinely seek control of the corporation but merely wish to put it "in play," which is typically followed by an increase in the market price, so that they can then either exact "greenmail" from the corporation by selling their stock to it or sell their stock in the open market, in either case at a substantial premium.

        Subchapter 25H applies when (i) any person or group publicly discloses that the person or group may acquire control of the corporation or (ii) a person or group acquires (or publicly discloses an offer or intent to acquire) 20% or more of the voting power of the corporation and, in either case, sells shares within 18 months thereafter. Any profits from sales of equity securities of the corporation by the person or group during such 18 month period belong to the corporation if the securities that were sold were acquired during the 18 month period or within 24 months prior thereto.

        There are two separate sets of circumstances that may result in the characterization of someone as a "controlling person" (or group) under Subchapter 25H. The first is the actual acquisition of, the offer to acquire, or the public disclosure of an interest to acquire, 20 percent of the voting power of the corporation. The second is any public disclosure that a person may seek to acquire control of the corporation.

        There is a specific safe harbor provision to the effect that the disgorgement provisions will not apply to proxy contests so long as they are not used to put the corporation in play or in an attempt to acquire control. Subchapter 25H does not apply to traditional proxy contests, including the routine election of directors or corporate governance matters.

        Certain transfers (either the acquisition or disposition) of equity securities are exempt from the disgorgement provisions. The disgorgement provisions do not apply to certain specifically identified acquisitions or dispositions of stock so long as they have been approved by the directors and ratified by shareholders. The dispositions must also have been made by a controlling person or group that is "in control of the corporation". Only the corporation or any shareholder in a derivative action may enforce the obligation to disgorge the profits realized by the controlling person.

        The Board of Directors recommends that you specifically indicate on the proxy card your vote in favor of the proposal to include Pennsylvania's "anti-greenmail" disgorgement provisions in the Pennsylvania Articles of Incorporation of the Company. Otherwise, if your Met-Pro shares are registered in the name of your broker, your broker will not be permitted to vote in favor of this proposal in the absence of your specific direction on the proxy card.

                                 PROPOSAL NO. 4
      RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection of Margolis & Company P.C. as independent certified public accountants to the Company to serve until the next Annual Meeting of Stockholders, unless such engagement shall be earlier terminated. That firm, which has acted as independent auditors of the Company's accounts since 1971, has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

        A representative of Margolis & Company P.C. is expected to attend the meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

        The Board of Directors recommends a vote FOR the ratification of the selection of Margolis & Company P.C. as independent certified public accountants for the fiscal year ending January 31, 2004.


                                 PROPOSAL NO. 5
                                 OTHER BUSINESS

        The Board of Directors is not aware of any other matters to come before this meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment in such matters.



                              STOCKHOLDER PROPOSALS

        Any stockholder wishing to submit a proposal for inclusion in the written proxy statement for the 2004 Annual Meeting of Stockholders must submit the proposal to Secretary, Met-Pro Corporation, 160 Cassell Road, P.O. Box 144, Harleysville, PA 19438 prior to January 15, 2004 in order to be considered for inclusion in the proxy statement. The submission of such proposals by stockholders and the consideration of such proposals by the Company for inclusion in next year's proxy statement and form of proxy are subject to applicable rules and regulations of the Securities and Exchange Commission.

        Stockholders who wish to present Director nominations or any other business at the 2004 Annual Meeting of Stockholders, which the Company expects to hold on June 9, 2004, are required by the Company's Bylaws to notify the Secretary in writing prior to March 11, 2004, and, in the event the reincorporation is approved, after February 10, 2004. The notice from the stockholder must provide certain information that is described in Section 13 of the Company's Bylaws or in Section 2.3 of the Pennsylvania Bylaws if the reincorporation is approved. A copy of these Bylaw requirements will be provided upon written request to the Secretary at the address given in the preceding paragraph, and the notice to the Secretary containing the required information should be sent to this address as well.

        The Company retains discretion to vote proxies it receives with respect to proposals received after March 11, 2004. The Company retains discretion to vote proxies it receives with respect to proposals received prior to March 11, 2004, provided (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion, and
(ii) the proponent does not issue his or her own proxy statement.

                                                            Gary J. Morgan
                                                            Secretary

Harleysville, Pennsylvania
May 9, 2003



THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO GARY J. MORGAN, SECRETARY, MET-PRO CORPORATION, 160 CASSELL ROAD, P.O. BOX 144, HARLEYSVILLE, PENNSYLVANIA 19438.

                                                                      Appendix A

                               Met-Pro Corporation
                             Audit Committee Charter

Status

The Audit Committee is a committee of the Board of Directors.

Membership

The Audit Committee shall consist of three or more directors all of whom in the judgment of the Board of Directors shall be Independent in accordance with New York Stock Exchange listing standards. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company's basic financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with New York Stock Exchange listing standards.

Purpose

The Audit Committee shall represent and assist the Board of Directors with the oversight of: (a) the integrity of the Company's financial statements and internal controls, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence and
(d) the performance of the Company's internal audit function and the independent auditor. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Responsibilities

1. Select and retain (subject to approval by the Company's stockholders), and terminate when appropriate, the independent auditor, set the independent auditor's compensation, and pre-approve all audit services to be provided by the independent auditor.

2.   Pre-approve  all  permitted  non-audit  services  to be  performed  by  the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide permitted non-audit services.

3. Receive and review: (a) a report by the independent auditor describing the independent auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditor.

4. At least annually, consider the independence of the independent auditor, including whether the provision by the independent auditor of permitted non-audit services is compatible with independence, and obtain and review a report from the independent auditor describing all relationships between the auditor and the Company.

5. Review with the independent auditor: (a) the scope and results of the audit; (b) any problems or difficulties that the auditor encountered in the course of the audit work, and management's response; and (c) any questions, comments or suggestions the auditor may have relating to the internal controls, and accounting practices and procedures, of the Company or its subsidiaries.

6. Review, at least annually, the scope and results of the internal audit program, including then current and future programs of the Company's Internal Audit Department, procedures for implementing accepted recommendations made by the independent auditor, and any significant matters contained in reports from the Internal Audit Department.

7. Review with the independent auditor, the Company's Internal Audit Department, and management: (a) the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries; and (b) current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

8. Review with management and the independent auditor the annual and quarterly financial statements of the Company, including: (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) the items required by Statement of Auditing Standards 61 as in effect at that time in the case of the annual statements and Statement of Auditing Standards 71 as in effect at that time in the case of the quarterly statements.

9. Recommend to the Board of Directors, based on the review described in paragraphs 4 and 8 above, whether the financial statements should be included in the annual report on Form 10-K.

10. Review Company practices with respect to earnings press releases and financial information provided to analysts and rating agencies.

11. Review Company policies with respect to establishment, maintenance and assessment of disclosure controls.

12. Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

13. Review: (a) the status of compliance with laws, regulations, and internal procedures; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Audit Committee.

14. Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters.

15. Establish policies for the hiring of employees and former employees of the independent auditor.

16. Obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Audit Committee.

17. Conduct an annual performance evaluation of the Audit Committee and annually evaluate the adequacy of its charter.

Meetings

The Audit Committee shall meet at least four times each year and at such other times as it deems necessary to fulfill its responsibilities.

Report

The Audit Committee shall prepare and approve the Committee's report included in the proxy statement for the Company's annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.

                                                                      Appendix B

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                           MET-PRO PENNSYLVANIA, INC.
                          (A PENNSYLVANIA CORPORATION)
                                      AND
                              MET-PRO CORPORATION
                            (A DELAWARE CORPORATION)


        THIS AGREEMENT AND PLAN OF MERGER, dated as of _________ ___, 2003, is between Met-Pro Pennsylvania, Inc. ("Met-Pro Pennsylvania"), a Pennsylvania
                                        ---------------------
corporation,   and  Met-Pro  Corporation   ("Met-Pro   Delaware"),   a  Delaware
                                             ------------------
corporation. Met-Pro Pennsylvania and Met-Pro Delaware are sometimes referred to herein collectively as the "Constituent Corporations".
                            ------------------------

                                    RECITALS

        Met-Pro Pennsylvania is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and has a total authorized capital stock consisting of 18,000,000 shares of Common Stock, $.10 par value. As of the date hereof, and before giving effect to the transactions contemplated hereby, 100 shares of Common Stock were outstanding, all of which were held by Met-Pro Delaware.

        Met-Pro Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock consisting of 18,000,000 shares of Common Stock, $.10 par value. As of April 18, 2003, and before giving effect to the transactions contemplated hereby, 6,216,369 shares of Common Stock were outstanding.

        Met-Pro Pennsylvania is a wholly-owned subsidiary of Met-Pro Delaware.

        The Board of Directors of Met-Pro Delaware has determined that, for the purpose of effecting the reincorporation of Met-Pro Delaware in the Commonwealth of Pennsylvania, it is advisable and in the best interests of Met-Pro Delaware that Met-Pro Delaware merge with and into Met-Pro Pennsylvania upon the terms and conditions herein provided.

        The respective Boards of Directors of Met-Pro Pennsylvania and Met-Pro Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of the stockholders of the respective corporations and be executed by the undersigned officers.

                                    Agreement

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Met-Pro Pennsylvania and Met-Pro Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.      MERGER

        1.1 MERGER. In accordance with the provisions of this Agreement, the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, Met-Pro Delaware shall be merged with and into Met-Pro Pennsylvania (the "Merger"), the separate existence of Met-Pro Delaware shall cease and Met-Pro
 ------
Pennsylvania   shall   change  its  name  to  "Met-Pro   Corporation".   Met-Pro
                                               ---------------------
Pennsylvania  shall be, and is herein  sometimes  referred to as, the "Surviving
                                                                       ---------
Corporation".
-----------

        1.2 FILING AND EFFECTIVENESS. The Merger shall not become effective until the following actions shall be completed:

                (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of Met-Pro Delaware and the sole shareholder of Met-Pro Pennsylvania in accordance with the requirements of the Delaware General Corporation Law and the Pennsylvania Business Corporation Law, respectively;

                (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

                (c) Executed Articles of Merger meeting the requirements of the Pennsylvania Business Corporation Law shall have been filed with the Department of State of the Commonwealth of Pennsylvania; and

                (d) An executed Certificate of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

        The date and time when the Merger shall become effective as aforesaid is herein called the "Effective Date of the Merger".

        1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Met-Pro Delaware shall cease, and Met-Pro Pennsylvania, as the Surviving Corporation: (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Met-Pro Delaware's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Met-Pro Delaware in the manner more fully set forth in Section 1929 of the Pennsylvania Business Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Met-Pro Pennsylvania as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Met-Pro Delaware in the same manner as if Met-Pro Pennsylvania had itself incurred them, all as more fully provided under the applicable provisions of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law.

II.     ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of Met-Pro Pennsylvania as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation, except that the name of the Surviving Corporation shall be changed to "Met-Pro Corporation".

        2.2 BYLAWS. The Bylaws of Met-Pro Pennsylvania as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3 DIRECTORS AND OFFICERS. The directors and officers of Met-Pro Pennsylvania immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.    MANNER OF CONVERSION OF STOCK

        3.1 MET-PRO DELAWARE COMMON SHARES. Upon the Effective Date of the Merger, (i) each share of Met-Pro Delaware Common Stock, $.10 par value, outstanding immediately prior thereto shall by virtue of the Merger and without any action by either of the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.10 par value, of the Surviving
Corporation and (ii) each share of Met-Pro Delaware Common Stock held as treasury stock, if any, shall be canceled.

        3.2 MET-PRO DELAWARE OPTIONS.

                (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the Directors' Retirement Plan that the Board had established in 1994, the Met-Pro Corporation Salaried Employee Stock Ownership Trust, the Management Incentive Plan, the Pension Restoration Plan, 401(k) Profit Sharing Plan, the 1997 Stock Option Plan, the 2001 Stock Option Plan, the 2000 Employee Stock Purchase Plan and all other employee benefit plans of Met-Pro Delaware. Each outstanding and unexercised option to purchase Met-Pro Delaware Common Stock shall become an option to purchase the Surviving
Corporation's  Common  Stock  on  the  basis  of  one  share  of  the  Surviving
Corporation's Common Stock for each share of Met-Pro Delaware Common Stock issuable pursuant to any such option on the same terms and conditions and at an exercise price per share equal to the respective exercise price per share applicable to any such Met-Pro Delaware option at the Effective Date of the Merger.

                (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options equal to the number of shares of Met-Pro Delaware Common Stock so reserved immediately prior to the Effective Date of the Merger.

        3.3 MET-PRO PENNSYLVANIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.10 par value, of Met-Pro Pennsylvania issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Met-Pro Pennsylvania, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

        3.4 EXCHANGE OF CERTIFICATES.

                (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Met-Pro Delaware Common Stock may surrender the same for cancellation to American Stock Transfer and Trust Company or such other agent designated by the Surviving Corporation from time to time (the "Exchange Agent"), and each such holder shall be entitled to receive in
       ---------------
exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Met-Pro Delaware Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which shares of Met-Pro Delaware Common Stock were converted in the Merger.

                (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

                (c) Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Met-Pro Delaware so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

                (d) If any certificate for shares of Met-Pro Pennsylvania Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Met-Pro Pennsylvania that such tax has been paid or is not payable.

IV.     GENERAL

        4.1 COVENANTS OF MET-PRO PENNSYLVANIA. Met-Pro Pennsylvania covenants and agrees that it will, on or before the Effective Date of the Merger:

                (a) File any and all documents with the Secretary of State of the State of Delaware necessary for the assumption by Met-Pro Pennsylvania of all of the franchise tax liabilities of Met-Pro Delaware.

                (b) Take such other actions as may be required by the Delaware General Corporation Law.

        4.2 FURTHER ASSURANCES. From time to time, as and when required by Met-Pro Pennsylvania or by its successors or assigns, there shall be executed and delivered on behalf of Met-Pro Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by Met-Pro Pennsylvania the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Met-Pro Delaware and otherwise to carry out the purposes of this Agreement, and the officers and directors of Met-Pro Pennsylvania are fully authorized in the name and on behalf of Met-Pro Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Met-Pro Delaware or of Met-Pro Pennsylvania, or of both, notwithstanding the approval of this Agreement by the stockholders of Met-Pro Delaware.

        4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Department of State of the Commonwealth of Pennsylvania, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock or any Constituent Corporation.

        4.5  REGISTERED   OFFICE.   The  registered   office  of  the  Surviving
Corporation in the Commonwealth of Pennsylvania is to be located at 160 Cassell Road, Harleysville, Pennsylvania 19438.

        4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 160 Cassell Road, Harleysville, Pennsylvania 19438, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

        4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania and, so far as applicable, the merger provisions of the Delaware General Corporation Law.

        4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of Met-Pro Pennsylvania, Inc., a Pennsylvania corporation, and Met-Pro Corporation, a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

MET-PRO PENNSYLVANIA, INC.,                          MET-PRO CORPORATION,
a Pennsylvania corporation                           a Delaware corporation


By:                                                        By:
       ----------------------------------------                   ----------------------------------------
       Raymond J. De Hont                                         Raymond J. De Hont
       President & Chief Executive Officer                        President & Chief Executive Officer

Attest:                                                    Attest:


By:                                                        By:
       ----------------------------------------                   ----------------------------------------
       Gary J. Morgan                                             Gary J. Morgan
       Secretary                                                  Secretary

                                                                      Appendix C

                            ARTICLES OF INCORPORATION
                                       OF
                           MET-PRO PENNSYLVANIA, INC.


        In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:

        ARTICLE 1: The name of the corporation is Met-Pro Pennsylvania, Inc. (the "Company").
      -------

        ARTICLE 2: The address of the registered office of the Company in the Commonwealth of Pennsylvania is 160 Cassell Road, Harleysville, Pennsylvania 19438.

        ARTICLE 3: The Company is incorporated under the provisions of the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL").

        ARTICLE 4: The total number of shares of stock which the Company shall have authority to issue is Eighteen Million (18,000,000), each share to be designated as a Common Share and to have a par value of Ten Cents ($0.10).

        ARTICLE 5: The  following  provisions  of the BCL shall not apply to the
Company:

                (a) Section 2538 (relating to approval of transactions with interested shareholders);

                (b) Subchapter 25E (relating to control transactions);

                (c) Subchapter 25G (relating to control share acquisitions); and

                (d) INSERT IF PROPOSAL NO. 3 IS NOT APPROVED: Subchapter 25H (relating to disgorgement).

        ARTICLE 6: The shareholders of the Company shall not have the right to cumulate their votes for the election of directors of the Company.

        ARTICLE 7: The Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the Company or any provision thereof and to adopt new Bylaws. The Bylaws may be amended and repealed, and new Bylaws may be adopted, by the shareholders only if approved by the affirmative vote of at least 80% of the outstanding shares entitled to vote at any regular or special meeting duly convened after written notice to the shareholders that the purpose, or one of the purposes, of the meeting is to consider the amendment or repeal of the Bylaws.

        ARTICLE 8: Special meetings of shareholders of the Company may be called only by the Board of Directors pursuant to the terms of the Bylaws, or the Chairman of the Board, and may not be called by any other person or persons.

        ARTICLE 9: The number of directors of the Company shall be such as from time to time shall be fixed by, or in the manner provided in the Bylaws, but shall not be less than three. Election of directors need not be by ballot unless the Bylaws so provide. Directors shall be divided into three classes, each class to be as nearly equal in number as possible, the number assigned to each class to be determined by the directors prior to the election of a particular class. Vacancies among the directors and newly created directorships resulting from an increase in the number of directors shall be filled in the manner provided in the Bylaws.

        ARTICLE 10: The affirmative vote of at least 80% of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders shall be required to approve (a) a merger or consolidation of the Company in which the shareholders of the Company receive cash, securities or other consideration in exchange for shares of the Company's capital stock, other than a merger or consolidation effected for the sole purpose of changing the state of incorporation of the Company, (b) a disposition of all or substantially all of the assets of the Company, or (c) any purchase, lease or other acquisition by the Company or any of its subsidiaries of any assets or securities of any other corporation, person or entity in exchange for securities of the Company or any of its subsidiaries. Notwithstanding the foregoing, (1) if a majority of the Board of Directors approves any of the transactions set forth in clauses (a) or (b) of this Article 10, then the affirmative vote of more than 50% of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders shall be sufficient to approve such transaction; and (2) if a majority of the Board of Directors approves a transaction set forth in clause (c) of this Article 10, then no vote of the outstanding shares shall be necessary to approve such transaction unless a shareholder vote is required by the BCL.

         ARTICLE 11:

                (a) (1) A director of the Company shall stand in a fiduciary relation to the Company and shall perform his or her duties as a director, including the director's duties as a member of any committee of the Board of Directors upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of the Company, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (i) one or more officers or employees of the Company whom the director reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; or (iii) a committee of the Board of Directors upon which the director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. A director shall not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause the director's reliance to be unwarranted.

                    (2) In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors and individual directors may, in considering the best interests of the Company, consider the effects of any action upon employees, suppliers and customers of the Company and communities in which offices or other establishments of the Company are located, and all other pertinent factors. The consideration of these factors shall not constitute a violation of Article 11(a)(1) hereof.

                    (3) Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the Company.

                    (4) A director of the Company shall not be personally liable, as such, for monetary damages for any action taken, or any failure to take any action, unless: (i) the director has breached or failed to perform the duties of his or her office under Article 11(a)(1) through Article 11(a)(3) hereof; and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

                    (5) The provisions of Article 11(a)(4) hereof shall not apply to: (i) the responsibility or liability of a director pursuant to any criminal statute; or (ii) the liability of a director for the payment of taxes pursuant to local, state or federal law.

                (b) Neither any amendment nor repeal of this Article 11, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article 11, shall eliminate or reduce the effect of this Article 11 in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 11, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

         ARTICLE 12:

                (a) Every person who is or was a director or officer of the Company shall be indemnified by the Company to the fullest extent allowed by the BCL against all liabilities and expenses imposed upon or incurred by that person in connection with any proceeding in which that person may be made, or threatened to be made, a party, or in which that person may become involved by reason of that person being or having been a director or officer of or serving or having served in any capacity with any other enterprise at the request of the Company, whether or not that person is a director or officer or continues to serve the other enterprise at the time the liabilities or expenses are imposed or incurred.

                (b) To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) agents of the Company (and any other persons to which Pennsylvania law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, votes of shareholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by the BCL subject only to limits created by applicable Pennsylvania law (statutory or non-statutory), with respect to actions for breach of duty to the Company, its shareholders and others.

                (c) Neither any amendment nor repeal of this Article 12, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article 12, shall eliminate or reduce the effect of this Article 12 in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 12, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

        ARTICLE 13: These Articles of Incorporation may be amended at any time as permitted by law, subject to the express terms hereof, and all rights conferred upon the shareholders or others herein are granted subject to this reservation. Any amendment that changes the shareholder vote percentage required for approval of an item specified by these Articles of Incorporation, or that changes this Article 13, must be first approved by an affirmative vote of at least 80% of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders. Any amendment that changes Article 6,
Article 7, Article 8, Article 9 or Article 10 of these Articles of Incorporation must be approved by an affirmative vote of a majority of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders. Notwithstanding any of the foregoing provisions of this Article 13, if a majority of the Board of Directors approves an amendment to one or more of the Articles specified in this Article 13 or to the shareholder vote percentage required for approval of an item specified in these Articles, then the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon at a duly convened regular or special meeting of the shareholders shall be sufficient to approve such amendment.

        ARTICLE 14: The name and address of the incorporator is Jeffrey H. Nicholas, Fox Rothschild LLP, 102 N. Main Street, P.O. Box 1589, Doylestown, Pennsylvania 18901-0700.

        IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation this _____ day of _____, 2003.



                                   ------------------------------------
                                   Jeffrey H. Nicholas

                                                                      Appendix D

                                     BYLAWS
                                       OF
                           MET-PRO PENNSYLVANIA, INC.



                                   ARTICLE 1

                               CORPORATION OFFICE

        SECTION 1.1 The Corporation shall have and continuously maintain in the Commonwealth of Pennsylvania a registered office at an address to be designated from time to time by the Board of Directors, which may, but need not, be the same as its place of business.

        SECTION 1.2 The Corporation may also have offices at such other places as the Board of Directors may from time to time designate or the business of the Corporation may require.

                                    ARTICLE 2

                              SHAREHOLDER MEETINGS

        SECTION 2.1 All meetings of the shareholders shall be held at such time and geographic location, within or without the Commonwealth of Pennsylvania, as may be determined from time to time by the Board of Directors and need not be held at the executive offices of the Corporation. If a meeting of the shareholders is held by means of the Internet or other electronic communications technology in a fashion pursuant to which the shareholders have the opportunity to read or hear the proceedings substantially concurrently with their occurrence, vote on matters submitted to the shareholders and pose questions to the directors, the meeting need not be held at a particular geographic location.

        SECTION 2.2 An annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly be brought before the meeting shall be held in each calendar year at such time and place as may be determined by the Board of Directors.

        SECTION 2.3

        (a) The provisions of this Section 2.3(a) shall apply to shareholder proposals relating to nominations for and election of directors:

                (1) Nominations by a shareholder of a candidate for election to the Board of Directors by shareholders at a meeting of shareholders may be made only if the shareholder complies with the procedures set forth in this Section 2.3(a), and any candidate proposed by a shareholder not nominated in accordance with such provisions shall not be considered or acted upon at such meeting of shareholders.

                (2) A proposal by a shareholder for the nomination of a candidate for election by shareholders as a director at any meeting of shareholders at which directors are to be elected may be made only by notice in writing, delivered in person or by first class United States mail postage prepaid, or by reputable overnight delivery service, charges prepaid, to the Board of Directors of the Corporation in care of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified herein.

                (3) In the case of an annual meeting, to be timely, any such written proposal of nomination must be delivered to or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 calendar days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled meeting is given or made, such written proposal of nomination to be timely must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

                (4) In the case of a special meeting of shareholders, any such written proposal of nomination must be received by the Board of Directors not less than five business days after the earlier of the date the Corporation shall have mailed notice to its shareholders that a special meeting of shareholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of shareholders will be held.

                (5) Such written proposal of nomination shall set forth: (A) the name and address of the shareholder who intends to make the nomination (the "Nominating Shareholder"), (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the Corporation beneficially owned within the meaning of Securities and Exchange Commission Rules 13d-3 and 13d-5 by each person so proposed and the earliest date of acquisition of any such capital stock, (E) a description of any arrangement or understanding between each person so proposed and the shareholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed.

                (6) If a written proposal of nomination submitted to the Board of Directors fails, in the reasonable judgment of the presiding officer of the meeting or the Board of Directors or a nominating committee established by it, to contain the information specified in clause (5) of this Section 2.3(a) or is otherwise deficient, the presiding officer of the meeting or the Board of Directors or the nominating committee shall, as promptly as is practicable under the circumstances, provide written notice to the shareholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating shareholder shall have five business days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

                (7)  Compliance  by a  shareholder  with the  provisions of this
Section 2.3(a) shall not be deemed to require the acceptance of the written proposal or nomination.

        (b) The provisions of this Section 2.3(b) shall apply to shareholder proposals relating to matters other than nominations for and elections of directors:

                (1) At a meeting of shareholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the such meeting (i) by, or at the direction of, the Board of Directors or (ii) by any shareholder of the Corporation who complies with all of the procedures set forth in this Section (a "Shareholder Matter"). For a
                                                   -------------------
proposal to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, charges prepaid, to the Board of Directors of the Corporation in care of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified in this Section 2.3(b).

                (2) In the case of an annual meeting, to be timely, a shareholder's notice must be delivered to or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 calendar days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the shareholder to be timely must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. In the case of a special meeting of shareholders, any such written notice of a proposal of a Shareholder Matter must be received by the Board of Directors not less than five business days after the earlier of the date the Corporation shall have mailed notice to its shareholders that a special meeting of shareholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of shareholders will be held.

                (3) A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting of shareholders information regarding such Shareholder Matter equivalent to the information regarding such Shareholder Matter that would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were solicited for shareholder consideration, including (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (b) the class and number of shares of the Corporation's stock which are beneficially owned by the shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (c) any financial interest of the shareholder in such proposal.

                (4) If a written notice of a proposal of a Shareholder Matter submitted to the Board of Directors fails, in the reasonable judgment of the presiding officer of the meeting or the Board of Directors, to contain the information specified in clause (3) hereof or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the shareholder who submitted the written notice of presentation of a Shareholder Matter of such failure or deficiency in the written notice of presentation of a Shareholder Matter and such shareholder shall have five business days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

                (5)  Compliance  by a  shareholder  with the  provisions of this
Section 2.3(b) shall not be deemed to require the acceptance of the Shareholder Matter.

        SECTION 2.4 Special meetings of the shareholders may be called at any time by the Board of Directors or the Chairman of the Board, who may fix the date, time and place of the meeting. If the Board of Directors or the Chairman of the Board does not fix the date, time or place of the meeting, it shall be the duty of the Secretary to do so. A date fixed by the Secretary shall not be more than 60 days after the date of the adoption of the resolution of the Board of Directors calling the special meeting.

        SECTION 2.5 Written notice of each meeting other than an adjourned meeting of shareholders, stating the place and time, and, in the case of a special meeting of shareholders, the general nature of the business to be transacted, shall be provided to each shareholder of record entitled to vote at the meeting at such address as appears on the books of the Corporation. Such notice shall be given, in accordance with the provisions of Article 29 of these Bylaws, at least (a) ten days prior to the day named for a meeting to consider a fundamental change under Chapter 19 of the Pennsylvania Business Corporation Law of 1988 (the "BCL") or (b) five days prior to the day named for the meeting in
               ---
any other case.

        SECTION 2.6

        (a) Whenever the Corporation has been unable to communicate with a shareholder for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the Corporation with a current address, the giving of notice to such shareholder pursuant to Section 2.5 of these Bylaws shall not be required. Any action or meeting that is taken or held without notice or communication to that shareholder shall have the same validity as if the notice or communication had been duly given. Whenever a shareholder provides the Corporation with a current address, this Section 2.6(a) shall cease to be applicable to such shareholder until such later time, if any, as the terms of this Section 2.6(a) shall again become applicable.

        (b) The Corporation shall not be required to give notice to any shareholder pursuant to Section 2.5 hereof if and for as long as communication with such shareholder is unlawful.

        SECTION 2.7 The Board of Directors may provide by resolution with respect to a specific meeting or with respect to a class of meetings that one or more shareholders may participate in such meeting or meetings of shareholders by means of conference telephone or other electronic technology by means of which all persons participating in the meeting can hear one another, including, without limitation, the Internet. The presence or participation, including voting and taking other action, at the meeting, or the expression of consent or dissent to corporate action, by a shareholder by such means, including, without limitation, the Internet, shall constitute presence of, or vote or action by, or consent or dissent of the shareholder at the meeting. Any notice otherwise required to be given in connection with any meeting at which participation by conference telephone or other communications equipment is permitted shall so specify.

                                    ARTICLE 3

                             QUORUM OF SHAREHOLDERS

        SECTION 3.1 A meeting of shareholders duly called shall not be organized for the transaction of business unless a quorum is present.

        SECTION 3.2 The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for purposes of consideration and action on such matter.

        SECTION 3.3 The shareholders present at a duly organized meeting may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

        SECTION 3.4 If a meeting of shareholders cannot be organized because a quorum is not present, those present in person or by proxy, may, except as otherwise provided by statute, adjourn the meeting to such time and place as they may determine, without notice other than an announcement at the meeting, until the requisite number of shareholders for a quorum shall be present in person or by proxy.

        SECTION 3.5 Notwithstanding the provisions of Sections 3.1, 3.2, 3.3 and
3.4 of these Bylaws:

        (a) Any meeting of shareholders, including one at which directors are to be elected, may be adjourned for such period as the shareholders present and entitled to vote shall direct.

        (b) Those shareholders entitled to vote who attend a meeting that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in these Bylaws, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

        (c) Notwithstanding the provisions of Section 3.5(b) of these Bylaws, those shareholders entitled to vote who attend a meeting called for election of directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in these Bylaws, shall nevertheless constitute a quorum for the purpose of electing directors.

                                    ARTICLE 4

                                  VOTING RIGHTS

        SECTION 4.1 Except as may be otherwise provided by the Articles of Incorporation, at every meeting of shareholders, every shareholder entitled to vote thereat shall be entitled to one vote for every share having voting power standing in his or her name on the books of the Corporation on the record date fixed for the meeting.

        SECTION 4.2 Except as otherwise provided by statute or by the Articles of Incorporation or by these Bylaws, at any duly organized meeting of shareholders the vote of the holders of a majority of the votes cast shall decide any question brought before such meeting.

        SECTION 4.3 The election of such directors need not be by ballot unless required by vote of the shareholders before the voting for election of directors begins.

                                   ARTICLE 5

                                    PROXIES

        SECTION 5.1 Every shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy. Every proxy shall be executed or authenticated by the shareholder or his or her duly authorized attorney-in-fact and filed with or transmitted to the Secretary of the Corporation or its designated agent. A shareholder or his or her duly authorized attorney-in-fact may execute or authenticate a writing or transmit an electronic message authorizing another person to act for such shareholder by proxy. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation or its designated agent in writing or by electronic transmission. An unrevoked proxy shall not be valid after three years from the date of its execution, authentication or transmission unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker, unless before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation or its designated agent.

        SECTION 5.2 Where two or more proxies of a shareholder are present, the Corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them, and, if a majority of the proxies cannot agree whether the shares represented shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.

                                    ARTICLE 6

                                   RECORD DATE

        SECTION 6.1 The Board of Directors may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall not be more than 60 days and not less than 10 days prior to the date of the meeting of shareholders. Only shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting, notwithstanding any transfer of shares on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may similarly fix a record date for the determination of shareholders of record for any other purpose, such as the payment of a distribution or a conversion or exchange of shares.

        SECTION 6.2 The Board of Directors may by resolution adopt a procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in such shareholder's name are held for the account of a specified person or persons. Such resolution may set forth: (a) the classification of shareholder who may certify; (b) the purpose or purposes for which the certification may be made; (c) the form of certification and information to be contained therein; (d) if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and (e) such other provisions with respect to the procedure as are deemed necessary or desirable. Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification..

                                    ARTICLE 7

                                SHAREHOLDER LIST

        SECTION 7.1 The officer or agent having charge of the share transfer books of the Corporation shall make a complete alphabetical list of the shareholders entitled to vote at any meeting, showing their addresses and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting for inspection by any shareholder during the entire meeting except that, if the Corporation has 5,000 or more shareholders, in lieu of the making of the list, the Corporation may make the information available at the meeting by other means.

        SECTION 7.2 Failure to comply with the provisions of Section 7.1 of these Bylaws shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list.

        SECTION 7.3 The original transfer books for shares of the Corporation, or a duplicate thereof kept in the Commonwealth of Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine the list or transfer books for shares or to vote at any meeting.

                                    ARTICLE 8

                               JUDGES OF ELECTION

        SECTION 8.1 Prior to any meeting of shareholders, the Board of Directors may appoint judges of election, who may but need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of any such meeting may, and on the request of any shareholder or his or her proxy shall, make such appointment at the meeting. The number of judges shall be one or three. No person who is a candidate for an office to be filled at the meeting shall act as a judge of election.

        SECTION 8.2 In case any person appointed as a judge of election fails to appear or fails or refuses to act, the vacancy so created may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

        SECTION 8.3 The judges of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies. The judges of election shall also receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such other acts as may be proper to conduct the election or vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as practicable. If there are three judges of election, the decision, act or certificate of a majority shall be the decision, act or certificate of all.

        SECTION 8.4 On request of the presiding officer of the meeting or of any shareholder, the judges of election shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts found by them.

                                    ARTICLE 9

                                    DIRECTORS

        SECTION 9.1 The number of directors comprising the first Board of Directors shall be as provided in the original Articles of Incorporation, but shall not be less than three or more than seven. Thereafter, the number of directors shall be determined by the Board of Directors from time to time. Each director shall be a natural person of full age and need not be a resident of the Commonwealth of Pennsylvania or a shareholder of the Corporation.

        SECTION 9.2 The Board of Directors shall elect a Chairman of the Board. The Chairman of the Board shall preside at all meetings of shareholders and directors.

        SECTION 9.3 Except as otherwise provided in Article 11 of these Bylaws, directors shall be elected by the shareholders. The candidates receiving the highest number of votes from the shareholders, or each class or group of classes, if any, entitled to elect directors separately, up to the number of directors to be elected by the shareholders, or class or group of classes, if any, shall be elected. The directors shall be divided into three classes, designated Class I, Class II and Class III, and each class shall be as nearly equal in number as possible. Each class shall serve for a term of three years, ending on the annual meeting of shareholders in 2004 (in the case of the Class I directors), in 2005 (in the case of the Class II directors) and in 2006 (in the case of the Class III directors), and for each three-year period thereafter. At each annual meeting of shareholders, that number of directors whose terms shall then expire shall be elected to serve for a term of three years and until their successors have been elected or until their earlier death, resignation or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

                                   ARTICLE 10

                              REMOVAL OF DIRECTORS

        SECTION 10.1 Unless otherwise provided in the Articles of Incorporation, the entire Board of Directors, or any class of the Board of Directors, or any individual director may be removed at any time (a) for cause by an affirmative vote of a majority of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders; or (b) without cause by an affirmative vote of at least 80% of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders. If any directors are so removed, new directors may be elected at the same meeting.

        SECTION 10.2 The Board of Directors may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year.

                                   ARTICLE 11

                         VACANCIES ON BOARD OF DIRECTORS

        SECTION 11.1 Vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority vote of the remaining members of the Board of Directors, though less than a quorum, or by a sole remaining director, and each person so elected shall be a director to serve for the balance of the unexpired term.

        SECTION 11.2 If one or more directors shall resign from the Board of Directors effective at a future date, the directors then in office, including those who have so resigned, shall have the power by a majority vote to fill the vacancies, the vote thereon to take effect when the resignations become effective.

                                   ARTICLE 12

                                 POWERS OF BOARD

        SECTION 12.1 The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are directed or required to be exercised and done by statute, the Articles of Incorporation or these Bylaws.

        SECTION 12.2 The Board of Directors may, by resolution adopted by a majority of the directors in office, establish one or more committees consisting of one or more directors as may be deemed appropriate or desirable by the Board of Directors to serve at the pleasure of the Board. Any committee, to the extent provided in the resolution of the Board of Directors pursuant to which it was created, shall be advisory in nature as to the whole of the Board of Directors but may, if affirmatively determined by the Board of Directors, have and may exercise all of the powers and authority of the Board of Directors, except that in no event shall any committee have any power or authority as to the following:

        (a) The submission to shareholders of any action requiring approval of shareholders;

        (b) The creation or filling of vacancies in the Board of Directors;

        (c) The adoption, amendment or repeal of these Bylaws;

        (d) The amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; and

        (e) Action on matters committed by these Bylaws or resolution of the Board of Directors to another committee of the Board of Directors.

                                   ARTICLE 13

                       MEETINGS OF THE BOARD OF DIRECTORS

        SECTION 13.1 A meeting of the Board of Directors may be held immediately following the annual meeting of shareholders at which directors have been elected without the necessity of notice to the directors.

        SECTION 13.2 Meetings of the Board of Directors shall be held at such times and places within or without the Commonwealth of Pennsylvania as the Board of Directors may from time to time appoint or as may be designated in the notice of the meeting. One or more directors may participate in any meeting of the Board of Directors, or of any committee thereof, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another. Participation in a meeting by such means shall constitute presence in person at the meeting.

        SECTION 13.3 Special meetings of the Board of Directors may be called by the Chairman of the Board or the President of the Corporation on one day's notice to each director, either by telephone, or if in writing, in accordance with the provisions of Article 29 of these Bylaws. Special meetings shall be called by the Chairman of the Board, the President or Secretary in like manner and on like notice upon the written request of a majority of the directors in office.

        SECTION 13.4 At all meetings of the Board of Directors a majority of the directors in office shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws.

                                   ARTICLE 14

                     ACTION BY WRITTEN CONSENT OF THE BOARD

        SECTION 14.1 Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto signed by all of the directors is filed with the Secretary of the Corporation.

                                   ARTICLE 15

                            COMPENSATION OF DIRECTORS

        SECTION 15.1 Directors, as such, may receive a stated salary for their services or a fixed sum and expenses for attendance at regular and special meetings or any combination of the foregoing as may be determined from time to time by resolution of the Board of Directors, and nothing contained herein shall be construed to preclude any director from receiving compensation for services rendered to the Corporation in any other capacity.

                                   ARTICLE 16

                             LIABILITY OF DIRECTORS

        SECTION 16.1 A director of the Corporation shall stand in a fiduciary relation to the Corporation and shall perform his or her duties as a director, including the director's duties as a member of any committee of the Board of Directors upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; or (c) a committee of the Board of Directors upon which the director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. A director shall not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause the director's reliance to be unwarranted.

        SECTION 16.2 In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors and individual directors may, in considering the best interests of the Corporation, consider the effects of any action upon employees, suppliers and customers of the Corporation and communities in which offices or other establishments of the Corporation are located, and all other pertinent factors. The consideration of these factors shall not constitute a violation of Section 16.1 hereof.

        SECTION 16.3 Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the Corporation.

        SECTION 16.4 A director of the Corporation shall not be personally liable, as such, for monetary damages for any action taken, or any failure to take any action, unless: (a) the director has breached or failed to perform the duties of his or her office under Sections 16.1 through 16.3 hereof; and (b) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

        SECTION 16.5 The  provisions  of Section 16.4 hereof shall not apply to:
(a) the responsibility or liability of a director pursuant to any criminal statute; or (b) the liability of a director for the payment of taxes pursuant to local, state or federal law.

                                   ARTICLE 17

                                    OFFICERS

        SECTION 17.1 The Corporation shall have a Chairman of the Board, a President, a Secretary and a Treasurer, or persons who shall act as such, regardless of the name or title by which they may be designated, elected or appointed and may have such other officers and assistant officers as the Board of Directors may authorize from time to time. The Chairman of the Board, President and Secretary shall be natural persons of full age. The Treasurer may be a corporation, but if a natural person shall be of full age. It shall not be necessary for any officer, other than the Chairman of the Board, to be a director. Any number of offices may be held by the same person. Each officer shall hold office at the pleasure of the Board of Directors and until his or her successor has been elected or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as may be specified in the notice of resignation. The Corporation may secure the fidelity of any or all of the officers by bond or otherwise.

        SECTION 17.2 Except as otherwise provided in the Articles of Incorporation, an officer shall perform his or her duties as an officer in good faith, in a manner the officer reasonably believes to be in the best interests of the Corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. A person who so performs his or her duties shall not be liable by reason of having been an officer of the Corporation.

        SECTION 17.3 Any officer or agent of the Corporation may be removed by the Board of Directors with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

                                   ARTICLE 18

                            THE CHAIRMAN OF THE BOARD

        SECTION 18.1 The Chairman shall preside at all meetings of the shareholders and the Board of Directors and shall have responsibility for the general management and control of the business and affairs of the Corporation. Unless otherwise directed by the Board of Directors from time to time, the Chairman shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of shareholders of or with respect to any action of shareholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE 19

                                  THE PRESIDENT

        SECTION 19.1 The President shall be the chief operating officer of the Corporation and, subject to the provisions of these Bylaws and to the direction of the Board of Directors, the President shall perform such duties and have such powers as may from time to time be assigned to him or her by the Chairman of the Board or the Board of Directors. The President shall perform the duties and exercise the powers of the Chairman of the Board in the absence or disability of the Chairman.

                                   ARTICLE 20

                               THE VICE PRESIDENT

        SECTION 20.1 The Vice President or, if more than one, the Vice Presidents in the order, if any, established by the Board of Directors shall, in the absence or incapacity of the President, have the authority to exercise all the powers and perform the duties of the President. The Vice Presidents, respectively, shall also have such other authority and perform such other duties as may be provided in these Bylaws or as shall be determined by the Board of Directors or the President. Any Vice President may, in the discretion of the Board of Directors, be designated as "executive", "senior" or by departmental or functional classification.

                                   ARTICLE 21

                                  THE SECRETARY

        SECTION 21.1 The Secretary shall attend all meetings of the Board of Directors and of the shareholders and keep accurate records thereof in one or more minute books kept for that purpose and shall perform the duties customarily performed by the secretary of a corporation and such other duties as may be assigned to him or her by the Board of Directors or the President.

                                   ARTICLE 22

                                  THE TREASURER

        SECTION 22.1 The Treasurer shall be responsible for the custody of the corporate funds and securities; shall be responsible for full and accurate accounts of receipts and disbursements in books belonging to the Corporation; and shall perform such other duties as may be assigned to the Treasurer by the Board of Directors or the President. The Treasurer shall give bond in such sum and with such surety as the Board of Directors may from time to time direct.

                                   ARTICLE 23

                               ASSISTANT OFFICERS

        SECTION 23.1 Each assistant officer shall assist in the performance of the duties of the officer to whom such person is assistant and shall perform such duties in the absence of the officer. An assistant officer shall perform such additional duties as the Board of Directors, the President or the officer to whom such person is assistant may from time to time assign such person. Such officers may be given such functional titles as the Board of Directors shall from time to time determine.

                                   ARTICLE 24

          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

        SECTION 24.1 The Corporation shall indemnify any director or officer, and may indemnify any other employee or agent, who was or is a party to, or is threatened to be made a party to, or who is called as a witness in connection with, any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another domestic or foreign corporation, for profit or not-for-profit, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with such action, suit or proceeding unless the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

        SECTION 24.2 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 24 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, contract, vote of shareholders or directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. It is the policy of the Corporation that indemnification of, and advancement of expenses to, directors and officers of the Corporation shall be made to the fullest extent permitted by law. To this end, the provisions of this Article 24 shall be deemed to have been amended for the benefit of directors and officers of the Corporation effective immediately upon any modification of the BCL or any modification, or adoption of any other law that expands or enlarges the power or obligation of corporations organized under the BCL to indemnify, or advance expenses to, directors and officers of corporations.

        SECTION 24.3 The Corporation shall pay expenses incurred by an officer or director, and may pay expenses incurred by any other employee or agent, in defending an action, or proceeding referred to in this Article 24 in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation.

        SECTION 24.4 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 24 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

        SECTION 24.5 The Corporation shall have the authority to create a fund of any nature, which may, but need not, be under the control of a trustee, or otherwise secure or insure in any manner, its indemnification obligations, whether arising under these Bylaws or otherwise. This authority shall include, without limitation, the authority to: (a) deposit funds in trust or in escrow;
(b) establish any form of self-insurance; (c) secure its indemnity obligation by grant of a security interest, mortgage or other lien on the assets of the Corporation; or (d) establish a letter of credit, guaranty or surety arrangement for the benefit of such persons in connection with the anticipated indemnification or advancement of expenses contemplated by this Article 24. The provisions of this Article 24 shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in Section 24.1 of this Article 24 but whom the Corporation has the power or obligation to indemnify, or to advance expenses for, under the provisions of the BCL or otherwise. The authority granted by this Section 24.5 shall be exercised by the Board of Directors of the Corporation.

        SECTION 24.6 The Corporation shall have the authority to enter into a separate indemnification agreement with any officer, director, employee or agent of the Corporation or any subsidiary providing for such indemnification of such person as the Board of Directors shall determine up to the fullest extent permitted by law.

        SECTION 24.7 As soon as practicable after receipt by any person specified in Section 24.1 of this Article 24 of notice of the commencement of any action, suit or proceeding specified in Section 24.1 of this Article 24, such person shall, if a claim with respect thereto may be made against the Corporation under Article 24 of these Bylaws, notify the Corporation in writing of the commencement or threat thereof; however, the omission so to notify the Corporation shall not relieve the Corporation from any liability under Article 24 of these Bylaws unless the Corporation shall have been prejudiced thereby or from any other liability which it may have to such person other than under
Article 24 of these Bylaws. With respect to any such action as to which such person notifies the Corporation of the commencement or threat thereof, the Corporation may participate therein at its own expense and, except as otherwise provided herein, to the extent that it desires, the Corporation, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel selected by the Corporation to the reasonable satisfaction of such person. After notice from the corporation to such person of its election to assume the defense thereof, the Corporation shall not be liable to such person under Article 24 of these Bylaws for any legal or other expenses subsequently incurred by such person in connection with the defense thereof other than as otherwise provided herein. Such person shall have the right to employ his or her own counsel in such action, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless: (a) the employment of counsel by such person shall have been authorized by the Corporation; (b) such person shall have reasonably concluded that there may be a conflict of interest between the Corporation and such person in the conduct of the defense of such proceeding; or (c) the Corporation shall not in fact have employed counsel to assume the defense of such action.

        The Corporation shall not be entitled to assume the defense of any proceeding brought by or on behalf of the Corporation or as to which such person shall have reasonably concluded that there may be a conflict of interest. If indemnification under Article 24 of these Bylaws or advancement of expenses is not paid or made by the Corporation, or on its behalf, within 90 days after a written claim for indemnification or a request for an advancement of expenses has been received by the Corporation, such person may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim or the advancement of expenses. The right to indemnification and advancements of expenses provided hereunder shall be enforceable by such person in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Corporation. Expenses reasonably incurred by such person in connection with successfully establishing the right to indemnification or advancement of expenses, in whole or in part, shall also be indemnified by the Corporation.

        SECTION 24.8 The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 24.

                                   ARTICLE 25

                           SHARES; SHARE CERTIFICATES

        SECTION 25.1 All shares issued by the Corporation shall be represented by certificates. The share certificates of the Corporation shall be numbered and registered in a share register as they are issued; shall state that the Corporation is incorporated under the laws of the Commonwealth of Pennsylvania; shall bear the name of the registered holder, the number and class of shares and the designation of the series, if any, represented thereby, the par value, if any, of each share or a statement that the shares are without par value, as the case may be; shall be signed by the Chairman of the Board, the President or a Vice President, and the Secretary or the Treasurer or any other person properly authorized by the Board of Directors, and shall bear the corporate seal, which seal may be a facsimile engraved or printed. Where the certificate is signed by a transfer agent or a registrar, the signature of any corporate officer on such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise before the certificate is issued, such share certificate may be issued by the Corporation with the same effect as if the officer had not ceased to be such at the date of its issue.

                                   ARTICLE 26

                               TRANSFER OF SHARES

        SECTION 26.1 Upon surrender to the Corporation of a share certificate duly endorsed by the person named in the certificate or by attorney duly appointed in writing and accompanied where necessary by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate cancelled and the transfer recorded on the share register of the Corporation. Except as otherwise provided pursuant to Section 6.2 hereof, a transferee of shares of the Corporation shall not be a record holder of such shares entitled to the rights and benefits associated therewith unless and until the share transfer has been recorded on the share transfer books of the Corporation. No transfer shall be made if it would be inconsistent with the provisions of Article 8 of the Pennsylvania Uniform Commercial Code.

                                   ARTICLE 27

                                LOST CERTIFICATES

        SECTION 27.1 Where a shareholder of the Corporation alleges the loss, theft or destruction of one or more certificates for shares of the Corporation and requests the issuance of a substitute certificate therefor, the Board of Directors may direct a new certificate of the same tenor and for the same number of shares to be issued to such person upon such person's making of an affidavit in form satisfactory to the Board of Directors setting forth the facts in connection therewith, provided that prior to the receipt of such request the Corporation shall not have either registered a transfer of such certificate or received notice that such certificate has been acquired by a bona fide purchaser. When authorizing such issue of a new certificate the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person's heirs or legal representatives, as the case may be, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form and sum and with surety or sureties, with fixed or open penalty, as shall be satisfactory to the Board of Directors, as indemnity for any liability or expense that it may incur by reason of the original certificate remaining outstanding.

                                   ARTICLE 28

                                   FISCAL YEAR

        SECTION 28.1 The fiscal year of the Corporation shall be as determined by the Board of Directors.

                                   ARTICLE 29

                   MANNER OF GIVING NOTICE; WAIVERS OF NOTICE

        SECTION 29.1 Except for any notice under Section 2.3 of these Bylaws, which shall be governed by the provisions of Section 2.3, any notice required to be given to any person under the provisions of these Bylaws shall be given to the person either personally or by sending a copy thereof:

        (a) By first class or express mail, postage prepaid, or courier service, charges prepaid, to his or her postal address appearing on the books of the Corporation or, in the case of written notice to directors, supplied by each director to the Corporation for the purpose of the notice. A notice pursuant to this subparagraph shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a courier service for delivery to that person.

        (b) By facsimile transmission, e-mail or other electronic communication to his or her facsimile number or address for e-mail or other electronic communications supplied by him or her to the Corporation for the purpose of notice. Notice pursuant to this subparagraph shall be deemed to have been given to the person entitled thereto when sent.

        SECTION 29.2 Any notice required to be given to any person under the provisions of statute, the Corporation's Articles of Incorporation or these Bylaws may be waived in a writing signed by the person entitled to such notice whether before or after the time stated therein. Except as otherwise required by statute, and except in the case of a special meeting, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted. Attendance of any person, whether in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

                                   ARTICLE 30

                                   AMENDMENTS

        SECTION 30.1 These Bylaws may be amended and repealed, and new Bylaws may be adopted, by the shareholders only if approved by the affirmative vote of at least 80% of the outstanding shares entitled to vote at a duly convened regular or special meeting of the shareholders duly convened after written notice to the shareholders that the purpose, or one of the purposes, of the meeting is to consider the amendment or repeal of these Bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

        SECTION 30.2 These Bylaws may be amended or repealed, and new Bylaws adopted, by the affirmative vote of a majority of the members of the Board of Directors at any regular or special meeting duly convened, subject to the power of the shareholders to change such action of the Board of Directors in accordance with the provisions of Section 30.1 of these Bylaws.

                         Please date, sign and mail your
                      proxy card back as soon as possible

                         Annual Meeting of Stockholders
                               MET-PRO CORPORATION

                                  June 11, 2003


                            Please Detach and Mail in the Envelope Provided
           --------------------------------------------------------------------------------

---  Please mark your
 X   votes as in
---  this example.
                          WITHHOLD
                          AUTHORITY
                  FOR    to vote for
1. ELECTION       [ ]        [ ]          NOMINEES: Two Directors for a term expiring in 2006:
   OF                                               Alan Lawley
   DIRECTORS.                                       Gary J. Morgan


(To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows)

--------------------------------------------------------
                                                                                     For   Against  Abstain
2. Approval of the change in  the Company's State of Incorporation from Delaware     [ ]     [ ]      [ ]
   to Pennsylvania.

3. Approval  of  Inclusion  of  Pennsylvania's   "Anti-Greenmail"   Disgorgement     [ ]     [ ]      [ ]
   Provisions in the Pennsylvania Articles of Incorporation.

4. Proposal to Ratify the  appointment of Margolis & Company P.C. as independent     [ ]     [ ]      [ ]
   certified public accountants.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed, will be voted in the manner directed here by the undersigned stockholder. If no direction is made, this Proxy will be voted
FOR Proposals 1, 2, 3 and 4, unless your shares are registered in the name of your broker, in which case they will not be voted at all as to Proposal 2 or 3.
This will have the effect of a vote AGAINST Proposal 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.


Signature _____________________________     Signature if held jointly _________________________________    Dated: ____________, 2002

Note: Please sign  exactly as name appears.  When shares  are held by joint  tenants, both  should sign.  When signing as  attorney, executor, administrator,  trustee or guardian,  please give your full title.  If a corporation, please sign in  full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                           PROXY

                               MET-PRO CORPORATION

                                160 Cassell Road
                        Harleysville, Pennsylvania 19438

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints William L. Kacin and Alan Lawley as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Met-Pro Corporation held of record by the undersigned on April 18, 2003 at the Annual Meeting of the Stockholders to be held on June 11, 2003 or any adjournment thereof.


                          (Continued on reverse side)